Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
Exhibit 10.10

DEVELOPMENT AND SUPPLY AGREEMENT

THIS DEVELOPMENT AND SUPPLY AGREEMENT (this “Agreement”) is made as of this 21st day of December, 2010 (the “Effective Date”) by and between Durata Therapeutics, Inc., having a principal place of business at 89 Headquarters Plaza North, Suite 306, Morristown, NJ 07960 (“Durata”) and Hospira Worldwide, Inc., having a principal place of business at 275 North Field Drive, Lake Forest, Illinois, 60045, (U.S.A.) (“Hospira”).

WITNESSETH:

WHEREAS, Durata owns rights to the compound Dalbavancin, an antibiotic drug, and wishes to develop and market Dalbavancin in a glass vial;

WHEREAS, Durata and Hospira desire that Hospira assist Durata in the development and commercialization of Dalbavancin; and

WHEREAs, after Durata has filed an Application for Regulatory Approval (as defined below) from relevant Regulatory Authorities (as defined below), the Parties desire that Hospira manufacture and sell to Durata a finished dosage form of Dalbavancin as set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, which are incorporated into and made a part of this Agreement, and of the mutual covenants which are recited herein, the Parties agree as follows:

ARTICLE 1. DEFINITIONS

The following words and phrases when used herein with capital letters shall have the meanings set forth or referenced below:

1.1 “Active Pharmaceutical Ingredient” or “API” shall mean the active pharmaceutical ingredient of the Drug in bulk form that Durata shall deliver to Hospira for incorporation into the Product and meeting the applicable Active Pharmaceutical Ingredient Specifications.

1.2 “Active Pharmaceutical Ingredient Specifications” or “API Specifications” shall mean the detailed description and parameters of the API set forth on Exhibit 1.2.

1.3 “Affiliate” shall mean, with respect to a Party, any corporation, partnership, joint venture and/or firm which controls, is controlled by or is under common control with such Party. As used in this Section 1.3, “control” means: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors; and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.4 “Applicable Law” shall mean all laws applicable to the manufacture, processing, or distribution of the Product, including, the U.S. Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder; the Canadian Food and Drugs Act (R.S., 1985, c. F-27), as amended, and the regulations promulgated thereunder; European Directive 2003/94/EC and 2001/83/EC, and any amendments thereto and related legislation (if and when applicable); all applicable cGMP; and all other corresponding laws, ordinances, rules and regulations of any other applicable jurisdiction.

1.5 “Application for Regulatory Approval” shall mean any application required for the purpose of marketing or selling or using a therapeutic or prophylactic product to be filed with a governmental agency in any jurisdiction, including a New Drug Application (“NDA”) filed with the FDA or Product License Application or Marketing Authorization in the European Union.

1.6 “Batch” shall mean a specific quantity of Product that is intended to have a uniform character and quality, within specified limits, and is produced according to a single manufacturing order during the same cycle of manufacture. As of the Effective Date, the Parties anticipate that a standard Batch quantity shall be [**] units of Product, but acknowledge that such quantity may change during the Term.

1.7 “Business Day” shall mean a day which is not a Saturday or Sunday or a bank or public holiday in Morristown, New Jersey, Chicago, Illinois or McPherson, Kansas

1.8 “Certificate of Analysis” or “CoA” shall mean a document, signed by an authorized representative of Hospira, describing (a) the Product Specifications; and (b) testing methods applied to the Product in order to verify compliance with the Product Specifications, and the results thereof.

1.9 “Certificate of Compliance” shall mean a document, signed by an authorized representative of Hospira, attesting that a particular [lot; batch, run] was manufactured in accordance with cGMP, Applicable Law, and the Product Specifications. The Certificate of Compliance may be included within the Certificate of Analysis, or separately, if required by Durata for regulatory purposes or Applicable Law.

1.10 “cGMP” shall mean those principles and guidelines of good manufacturing practices as set forth in 21 C.F.R. Parts 210 and Part 211; EU Directive 2003/94/EC and 2001/83/EC - guidelines of good manufacturing practices for medicinal products for human use (EudraLex Vol. 4); Canadian Good Manufacturing Practices (GMP) Guidelines, 2009 Edition (GUI-0001); the ICH Guideline on Good Manufacturing Practice for Active Pharmaceutical Ingredients (ICH Q7A), as adopted by EU Directive 2004/27 (if and when applicable); and the corresponding requirements of each other applicable jurisdiction.

1.11 “Commercial Year” shall mean a period of twelve (12) consecutive months which, for the first Commercial Year of this Agreement, shall commence on the first day of the month after the month of Durata’s first bona fide sale of the Product to a non-Affiliate customer after the Product has received a regulatory approval from any Regulatory Authority, and each Commercial Year thereafter shall consist of twelve (12) consecutive months following the end of the preceding Commercial Year.

1.12 “Components” shall mean collectively, all raw materials, excipients, components, component parts of the vials into which the Drug will be filled, labeling, packaging, ancillary goods, shipping materials and other items, to manufacture the Product in accordance with the Product Specifications, but excluding the API.

1.13 “Confidential Information” shall mean all information disclosed (x) hereunder in writing and identified as being confidential or, if disclosed orally, visually or through some other media, is identified as confidential at the time of disclosure and (y) prior to the Effective Date by or on behalf of either Party or its Affiliates to the other Party or its Affiliates under, and subject to, the Confidentiality and Non-Use Agreement between Durata and Hospira, Inc., an Affiliate of Hospira, dated [**] (the “Prior Confidentiality Agreement”), except any portion thereof which:

(a) is known to the recipient at the time of the disclosure, as evidenced by its written records or other competent evidence;

(b) is disclosed to the recipient by a Third Party lawfully in possession of such information and not under an obligation of nondisclosure;

(c) is or becomes patented, published or otherwise part of the public domain through no fault of the recipient or its Affiliates; or

(d) is developed by or for the recipient without access to or use of the disclosing Party’s Confidential Information, as evidenced by the recipient’s written records or other competent evidence.

1.14 “Drug” shall mean the human pharmaceutical Dalbavancin.

1.15 “Durata Intellectual Property” shall mean all Intellectual Property and trademarks owned or controlled by Durata as of the Effective Date or developed or acquired by Durata outside of the performance of the Project Plan after the Effective Date. For purposes of this definition, “controlled by” means possession of the right to grant a license or sublicense without violating (a) any law or governmental regulation applicable to such license or sublicense or (b) the terms of any agreement or other arrangement with any Third Party.

1.16 “EMA” shall mean the European Medicines Agency and any successor organization.

1.17 “Facility” shall mean Hospira’s McPherson, Kansas, USA facility, or such other manufacturing site agreed to by the Parties in writing.

1.18 “FDA” shall mean the United States Food and Drug Administration or any successor organization.

1.19 “Health Canada” shall mean the Therapeutic Products Directorate of Health Canada, and any successor organization.

1.20 “Hospira Intellectual Property” shall mean all Intellectual Property owned or controlled by Hospira as of the Effective Date or developed or acquired by Hospira outside of the performance of the Project Plan subsequent to the Effective Date. For purposes of this definition, “controlled by” means possession of the right to grant a license or sublicense without violating (a) any law or governmental regulation applicable to such license or sublicense or (b) the terms of any agreement or other arrangement with any Third Party.

1.21 “Intellectual Property” shall mean all patents, copyrights, trade secrets, know-how and all other intellectual property rights, anywhere in the world, including all applications and registrations with respect thereto, but excluding all trademarks, trade names, service marks, logos and other corporate identifiers.

1.22 “Manufacturing Process” shall mean the manufacturing process for the Product that is provided to Hospira by Durata.

1.23 “Master Batch Record” shall mean the document that defines the manufacturing methods, materials, and other procedures, directions and controls associated with the manufacture and testing of the Product, which may be amended in writing from time to time by mutual agreement of the Parties.

1.24 “Party” shall mean Hospira or Durata. “Parties” shall mean Hospira and Durata.

1.25 “Product” shall mean the Drug in final dosage form, packaged in a 50mL glass vial, meeting the Product Specifications.

1.26 “Product Data” means the information, documents, and records relating to the Product created in connection with the Project (as further defined in Section 2.1) or the manufacture of the Product. The term “Product Data” may include, documents and records pertaining to manufacture of Product, Batch Record (including the Master Batch Record), Certificates of Analysis, Certificates of Compliance, an identification of the analytical test methods employed and analytical test results achieved, and all other relevant documents, reports and data prepared, developed or generated by Hospira in connection with performance of the Project and the manufacturing of Product hereunder. The term “Product Data” shall expressly exclude raw data developed and other information that is Hospira’s Confidential Information that is not specific to Durata or the Product and is related to Hospira’s manufacturing processes that are generally applicable to its manufacturing operations.

1.27 “Product Specifications” shall mean those product, labeling and performance specifications for the Product, including Product formulae, labeling, and materials required for the manufacture of the Product that is to be purchased and supplied under this Agreement, as such are set forth on Exhibit 1.18, which specifications may be amended from time to time by the written agreement of the Parties, such agreement not to be unreasonably withheld or delayed by Hospira if such amendment is required by a Regulatory Authority or in order for Durata to obtain approval of the Product from any Regulatory Authority.

1.28 “Regulatory Authority” shall mean any federal, state or local or other regulatory agency, department, bureau or other governmental entity, (including the FDA, Health Canada; and the EMA), which is responsible for issuing approvals, licenses, registrations or authorizations necessary for the manufacture, use, storage, import, transport, sale and use of the Product in any applicable regulatory jurisdiction.

1.29 “Specially Regulated Waste” shall mean any hazardous waste, toxic waste, medical waste, nuclear waste, mixed waste, or other waste materials or by-products, including waste water, which may be subject to or require special handling, treatment, storage, or disposal under any federal, state or local laws or regulations intended to address such types of waste materials that arise from the manufacture of the Product.

1.30 “Territory” shall mean worldwide.

1.31 “Third Party” shall mean a party other than Hospira or Durata and their respective Affiliates.

1.32 “Waste” shall mean all rejects, improper goods, garbage, refuse, remainder, residue, waste water or other discarded material, including solid, liquid, semi solid, or contained gaseous material that arise from the manufacture of the Product, including rejected, excess or unsuitable materials, API and Products. The term Waste shall include any Specially Regulated Waste.

ARTICLE 2. PRODUCT DEVELOPMENT PROJECT

2.1 General. The Parties shall undertake a product development project (“Project”) consisting of the development activities and applicable timelines set forth on Exhibit 2.1 (the “Project Plan”). Under the Project, Hospira shall assist Durata to develop the Product and to obtain any required Application for Regulatory Approval in the various countries where Durata intends to market, promote and sell the Product. Subject to the successful completion of the Project in accordance with the Project Plan, Hospira then shall manufacture and deliver Product to Durata for sale by Durata as a human pharmaceutical product. All development work called for by the Project Plan shall be performed by Hospira at the Facility.

2.2 Commercially Reasonable Efforts. Each Party shall use all commercially reasonable efforts to successfully complete the Project. However, the Parties understand and agree that neither of them can guarantee that the Project will be successful, nor warrant that a marketable product will result from the Project.

ARTICLE 3. DEVELOPMENT FEES; PROJECT MANAGEMENT

3.1 Development Fee. Durata shall pay to Hospira a non-refundable development fee (the “Development Fee”) for its work under the Project in accordance with the payment schedule set forth in Exhibit 3.1.

3.2 Stability Studies. If so requested in writing by Durata, Hospira will perform stability studies (“Stability Work”) separate and apart from the Project. Hospira will invoice Durata for its actual costs for the Stability Work as set forth in Exhibit 3.2.

3.3 Changes in Project Scope.

(a) If Durata requests changes in the Project or the Product Specifications, or if reasonably unforeseeable technical difficulties beyond the control of Hospira require that Hospira perform either additional work or repeat work, and such additional work or repeat work is not required due to Hospira’s fault or negligence, Hospira shall provide Durata with cost estimates for such work. If Durata approves such costs in writing, Hospira shall perform such work and Durata shall pay Hospira’s costs for such work within [**] days of completion of such work.

(b) In the event that Durata decides to pursue marketing and sales activities for the Product in countries or geographic regions other than: (i) the United States, including Puerto Rico and all other United States territories and possessions; (ii) the European Union; and (iii) Canada, Hospira shall provide Durata with all reasonable additional technical/developmental and regulatory support, including, for example, regulatory support for Durata’s supplemental filings, packaging and product development, labeling, and Regulatory Authority inspections. Any additional technical/developmental and regulatory support for such other countries or geographic regions shall be considered a change in Project scope and the Parties will agree to the reasonable incremental costs of such additional support in accordance with this Section 3.3. Any additional pre-approval inspections of the Facility that may be required by relevant Regulatory Authorities (other than the FDA, Health Canada and EMA) as a result shall be reimbursed in accordance with Section 7.3(c).

3.4 Technical Contact. Each Party will appoint a “Technical Contact” having primary responsibility for day-to-day interactions with the other Party for the activities under the Project. Any change to a Technical Contact will be identified in writing to the other Party. Each Party will use reasonable efforts to provide the other Party with at least [**] days prior written notice of any change in that Party’s Technical Contact. All communications between Hospira and Durata regarding the conduct of the activities under the Project will be addressed to the Party’s relevant Technical Contact.

3.5 Development Supplies. Based on Durata’s final Product formulations, concentration and fill volume and the Parties’ agreement to the final Product Specifications, Hospira will manufacture the Products as engineering batches, clinical batches and registration/stability batches (collectively, “Clinical and Development Supplies”) at the prices set forth in Exhibit 3.5. The Parties acknowledge that Clinical and Development Supplies include material utilized for the development purposes that may be used as clinical trial product and stability testing material, but do not include materials intended for commercial sale in the market (provided, however, that, to the extent permitted under Applicable Law, Durata may commercially sell such materials). Except with respect to the first purchase order for Clinical and Development Supplies, Durata shall issue a purchase order for any such Clinical and Development Supplies at least [**] days before the requested delivery date. For the sake of clarity, the provisions of Sections 5.4, 5.6, 5.8, 5.9, 5.11 and 8.2 and all other relevant provisions shall apply to the clinical batches and registration/stability batches included in the Clinical and Development Supplies.

3.6 Approval of Subcontracting. Hospira shall not subcontract or otherwise delegate any portion of its obligations under this Agreement without Durata’s prior written approval. For purposes of clarity, the foregoing restriction on subcontracting is not intended to prohibit Hospira from subcontracting out non-essential or routine tasks involving the Facility generally, such as janitorial services or electrical upgrades.

ARTICLE 4. DURATA’S REGULATORY SUBMISSIONS

4.1 Regulatory Review.

(a) Hospira shall review those portions of Durata’s proposed regulatory submissions relating to Hospira’s manufacturing or packaging procedures before the submissions are filed with relevant Regulatory Authorities. Hospira shall complete its review of any English-language submissions within [**] Business Days after receipt. The Parties will reasonably agree on the time required for Hospira’s review of submissions in other than English language without translation, which will extend Hospira’s review period for the purpose of providing a reasonable period for document translation.

(b) At Durata’s request, Hospira shall consult with and advise Durata in responding to questions from Regulatory Authorities regarding Durata’s submission(s) for the Products, provided that Durata shall have the final control over such submissions. Hospira shall provide Durata with cost estimates (which shall include a professional services rate of [**] United States Dollars ($US [**]) for any additional review and consultation as may be required by Regulatory Authorities (for example, for technical responses to a Regulatory Authority finding of deficiency, should one arise). If Durata approves such costs in writing, Durata shall reimburse Hospira for such approved costs. Durata shall be the sole owner of any regulatory submission filed for the Products. Durata shall provide to Hospira for its files a final copy of the CMC section of any such regulatory submission(s), which Hospira shall maintain as the Confidential Information of Durata.

4.2 Access to Drug Master Files. If requested by Durata, Hospira shall grant Durata reference rights to all Drug Master Files (“DMFs”) necessary to support Durata’s Applications for Regulatory Approval of the Product. To affect this, Hospira shall execute certain documentation (“Letters of Authorization”) which shall be delivered to the appropriate Regulatory Authorities permitting such Regulatory Authorities to consult Hospira’s DMFs in their review of Durata’s Product regulatory submissions. Hospira shall send copies of such Authorization Letters to Durata and, at Durata’s request, to the applicable Regulatory Authorities. Hospira shall update its DMFs annually and shall inform Durata prior to any modifications thereto in order to permit Durata to amend or supplement any affected regulatory submissions and filings for Product.

4.3 User Fees. Durata shall pay any Regulatory Authority PDUFA and similar user fees which may become payable for the Product.

ARTICLE 5. MANUFACTURE AND SUPPLY OF PRODUCT

5.1 Purchase and Sale of Product. Subject to the terms and conditions of this Agreement and during the Term: (a) following regulatory approval of the Product, Hospira shall manufacture, sell and deliver [**] percent ([**]%) of Durata’s total commercial requirements for the Product in the Territory; and (b) Durata shall order, purchase and take delivery of [**] percent ([**]%) of its commercial requirements of the Product in the Territory exclusively from

Hospira. In the event that either Party wishes to increase the reciprocal manufacturing and purchase obligations contained herein, it shall meet with the other Party and in good faith negotiate mutually agreeable revised conditions.

5.2 Manufacturing Standards. Hospira shall manufacture Product in accordance with the Product Specifications. The Parties may amend the Product Specifications from time to time by written agreement without amending this Agreement.

5.3 Government Approvals; Regulatory Matters.

Hospira agrees to manufacture and supply those quantities of Products requested in Purchase Orders issued by Durata that are necessary to validate the Facility, support Durata’s Applications for Regulatory Approval and build Durata’s inventory in anticipation of commercial launch of the Products [**].

(b) Hospira shall secure and maintain in good order, at its sole cost and expense, such current governmental registrations, permits and licenses as are required by Regulatory Authorities in order for Hospira to perform all of its obligations under this Agreement and shall ensure sufficient capacity at the Facility to manufacture the Product in accordance with accepted Purchase Orders. Further, all Products manufactured for Durata hereunder shall be manufactured by Hospira at the Facility. Hospira shall be solely responsible for all scheduling related to the Facility and for the operation of the Facility.

5.4 Active Pharmaceutical Ingredient

(a) Supply.

(i) Hospira shall manufacture Product for Durata from API that Durata shall supply to Hospira at no cost. Durata shall supply API to Hospira in quantities sufficient to satisfy Hospira’s gross manufacturing requirements of Product no later than [**] days prior to the date of manufacture. Hospira’s use of API received from Durata shall be limited to development contemplated by this Agreement and the manufacture of Product for Durata. Durata shall deliver API, [**], the Facility pursuant to no-cost purchase orders that Hospira issues to Durata.

(ii) Within [**] days of Hospira’s receipt of any API supplied by Durata hereunder, Hospira shall: (1) perform an identification test on the API and confirm the shipment quantity; (2) conduct any tests in accordance with the Active Pharmaceutical Ingredients Specifications to confirm the API conforms to the Active Pharmaceutical Ingredient Specifications; and (3) notify Durata of any inaccuracies with respect to quantity or of any claim that any portion of the shipment fails the identification or other test. In the event Hospira notifies Durata of any deficiency in the quantity or quality of API received, Durata shall promptly ship to Hospira, at Durata’s own expense, the quantity of API necessary to complete the API shipment. In the event Hospira notifies Durata that the API shipment does not conform to the Active Pharmaceutical Ingredient Specifications, Durata shall have the right to confirm such findings at Hospira’s manufacturing location. If Durata determines that such shipment of API conformed to the Active Pharmaceutical Ingredient Specifications, the Parties shall submit samples of such shipment to a mutually acceptable independent laboratory for testing. If such independent laboratory determines that the shipment conformed to the Active Pharmaceutical Ingredient Specifications, Hospira shall bear all expenses of shipping and testing such shipment samples. If Durata or such independent laboratory confirms that such shipment did not meet the Active Pharmaceutical Ingredient Specifications, Durata shall replace, at no cost to Hospira, the portion of the API shipment which does not conform to the Active Pharmaceutical Ingredient Specifications and bear all expenses of shipping and testing the shipment samples. Hospira shall dispose of any nonconforming portion of any API shipment as directed by Durata, at Durata’s expense.

(b) Title. Durata shall retain title to the API delivered to Hospira pursuant to this Section 5.4, including while it is in the Facility. Subject to the limitation in Section 5.4(d), Hospira shall assume responsibility and risk for the safekeeping, storage and handling for all shipments of API delivered hereunder and accepted by Hospira.

(c) Loss and Replacement of API. In the event of loss or damage of any API delivered hereunder or the failure of Product to meet Product Specifications, Durata shall supply to Hospira replacement API according to the terms set forth in Section 5.4(a), except as otherwise provided herein. If the loss or damage of such API or the failure of Product to meet Product Specifications results from a negligent act or willful omission by Hospira in the manufacture, handling or storage of Product or API, Durata shall supply to Hospira replacement API and Hospira shall be responsible for the cost of the replacement API equal to Durata’s purchase cost/kg (as evidenced by Durata’s invoices).

(d) Maximum Liability. Notwithstanding the provisions of Section 5.4(d), in no event shall Hospira’s liability for such replacement costs of API exceed [**] United States Dollars ($US [**]) per Batch. Hospira shall provide compensation to Durata in the event of loss or damage to API as follows above the limitations stated herein as follows: (i) [**] United States Dollars ($US [**]) in any Commercial Year where Durata’s aggregate purchases from Hospira exceed [**] United States Dollars ($US [**]); and (ii) an additional [**] United States Dollars ($US [**]) in any Commercial Year where Durata’s aggregate purchases from Hospira exceed [**] United States Dollars ($US [**]). Subject to Section 8.4, this Section 5.4(c) states Durata’s sole remedy, and Hospira’s sole liability, with respect to any claim arising hereunder for any such loss or damage of API by Hospira.

5.5 Dedicated Equipment; Costs. If specialized or dedicated equipment is required to manufacture Product for Durata, Hospira shall pay the cost of such equipment, subject to Durata’s prior written approval of such costs, which approval shall not be unreasonably withheld. Hospira shall advise Durata of specialized equipment required and the estimated costs associated with the purchase, installation and validation of such equipment. After Durata approves such costs, Hospira shall install and validate the equipment and bill Durata for the associated costs. Durata shall make payment to Hospira no later than [**] days after Durata receives an invoice from Hospira. Title to the equipment shall be in Durata’s name. If Hospira wishes to use the specialized or dedicated equipment for manufacture of a product other than Product for Durata, Hospira and Durata shall meet and discuss the technical and practical ramifications of such use and appropriate compensation to Durata.

5.6 Components.

(a) Hospira shall be responsible for the procurement and qualification of the Components required for the manufacture of the Product. Hospira will source all of the Components from suppliers listed in the Product Specifications that have been approved and qualified by Hospira in accordance with Hospira’s internal vendor qualification and approval processes. The Parties understand and agree that Durata will have reviewed and approved the Components and Component suppliers listed in the Product Specifications. Under no circumstances shall Hospira have any liability to Durata, nor shall Hospira be deemed to be in breach of this Agreement, if Hospira is unable to supply the Product to Durata due to a failure of such suppliers to provide such Components to Hospira; provided that Hospira has used commercially reasonable efforts to obtain the relevant Components from all approved suppliers for such Components.

(b) If requested by Durata and as a safeguard against any potential short-term interruption in its manufacturing operations, Hospira shall, based upon forecast information supplied by Durata, maintain rotating safety stock of Components in an amount of no less than a quantity sufficient to manufacture [**] complete Batches of Product, assuming a Batch size of [**] units of Product. The Parties shall meet and in good faith negotiate the quantities of Components Hospira shall hold as a safety stock for any Batch sizes in excess of [**] units of Product.

5.7 Product Labeling.

(a) Except for clinical supplies of the Product, which Hospira will supply as nude, unlabeled vials, Hospira shall label the Product in accordance with the Product Specifications using content provided by Durata. Durata shall control the content and type of all labeling and packaging (and any changes or supplements thereto) for the Product and shall have the responsibility, at Durata’s expense, for: (i) ensuring such content is compliant with regulatory approvals for the Product and all Applicable Law; and (ii) any changes or supplements to such content, including the expense of securing any approvals required by any applicable Regulatory Authority for any such changes or supplements. Hospira shall be responsible for obtaining such labels (and any changes or supplements thereto) in accordance with the content specified by Durata.

(b) Any changes to the labeling and packaging shall be communicated to Hospira in writing at least [**] days prior to the desired implementation date, together with the required documentation specifying the content to be included in the labeling and packaging, including all necessary photo-ready art (or its substantial equivalent). Durata shall reimburse Hospira for Hospira’s actual costs of making any changes under this Section 5.7(b) and for the cost of any labeling that Hospira is unable to use due to such changes if purchased in accordance with the Rolling Forecast for the Firm Forecast Period.

5.8 Off-Site Waste. If necessary, Hospira shall hire, direct and pay all costs for a waste contractor to remove all Waste from Hospira’s manufacturing facility for Product consistent with the Product’s Material Safety Data Sheets (“MSDS”); provided, that, the costs associated with the removal of Specially Regulated Waste shall be borne by Durata. Hospira shall only dispose of Specially Regulated Waste at sites and through waste management vendors that have been approved in writing by Durata, whose approval shall not be withheld unreasonably. Hospira shall document the destruction of any Specially Regulated Waste in writing and provide copies of such written documentation to an authorized representative of Durata. Durata maintains the right, but not the obligation, to witness the actual disposal of Specially Regulated Waste. Durata shall, upon request by Hospira, provide the MSDS for the API and the MSDS for the Product to Hospira.

5.9 Delivery. Hospira shall deliver the Product to Durata, [**], the Facility. Title to and risk of loss over the Products shall pass to Durata [**]. Hospira shall not deliver any Product until both Hospira and Durata have released such Product pursuant to the Product Specifications and/or the Quality Agreement. [**]. For any shipments outside the United States, Durata shall be the exporter of record; provided, however, that Hospira shall assist Durata in the preparation of any required export documentation.

5.10 Price and Payment.

(a) Price. Hospira shall invoice Durata for Product delivered by Hospira at the price as set forth on Exhibit 5.10. Each invoice shall reference the relevant price of the tier/volume in effect on the date of Hospira’s invoice. All pricing is firm through December 31st, 2012. Beginning January 1, 2013 and on each succeeding January 1st thereafter during the term of this Agreement, Hospira shall have the right to increase [**] annually the price of the Product. Price increases shall be effective for deliveries beginning January 1st of each calendar year. Such increases shall not exceed the annual percentage increase for the most recent twelve (12) month period for which figures are available in the Product Price Index, Pharmaceutical Preparations, Ethical (Prescription), commodity code PCU325412, issued by the Bureau of Labor Statistics, U.S. Department of Labor: http://www.bls.gov/ppi/ppi_dr.pdf. Hospira shall use all reasonable efforts to provide written notice to Durata of any price increase no later than October 31st of any calendar year. The pricing in Exhibit 5.10 shall apply to Product destined for sale in the United States and Canada with US/Canadian labeling and Product for any other countries or regions of the Territory delivered as bulk, unlabeled vials (“Brite Stock”). The Parties will mutually agree on the label pricing for Product destined for sale in such other countries or regions of the Territory based on Batch size, split lots, number of different labels required, review and release by Qualified Persons and other relevant criteria.

(b) Payment. Hospira shall invoice Durata upon shipment of Product. Durata shall make payment on all undisputed invoices net [**] days from the date of receipt of Hospira’s invoice.

(c) Reconciliation. No later than [**] days after the close of each calendar year, the Parties will jointly conduct a reconciliation process under which adjustments to amounts due, either by credit or debit memorandum, can be made to take into account the price applicable to the volume of Product sold and delivered to Durata during the preceding calendar year.

(d) Continuous Improvements. Hospira shall use reasonable commercial efforts to identify any opportunity to reduce the cost of manufacturing (“Cost Reduction Program”) the Products, and shall notify Durata of such cost reduction opportunities. Durata and Hospira agree to confer in good faith to capitalize on such opportunities by sharing in the cost of implementation. [**].

(e) Taxes. Any federal, state, county or municipal sales or use tax, excise, customs charges, duties or similar charge, or any other tax assessment (other than that assessed against income), license, fee or other charge (other than that assessed against Hospira’s net income) lawfully assessed or charged on the manufacture, sale or transportation of Product sold pursuant to this Agreement, and all government license filing fees and Prescription Drug User (PDUFA) annual establishment fees, with respect to all Product shall be paid by Durata.

(f) Process Rework. Process rework created as a result of Durata’s changes shall be billed separately at a reasonable fee mutually agreed upon in writing prior to such rework.

(g) Sub-Lots. Should Durata desire Hospira to split a manufacturing lot of Product into several sub-lots during packaging, Hospira will quote a price for each sub-lot to be packaged separately and on a case-by-case basis.

(h) Storage Fee. A storage fee shall be due and payable to Hospira if Durata stores Product at the Facility greater than [**] days after the applicable delivery date. The fee shall be [**] U.S. Dollars ($US [**]) per pallet per month (or a pro rata portion of such fee for any part thereof). Hospira shall be liable for any loss or damage to the Product resulting from Hospira’s negligence or omissions; provided, however, that if Durata has not taken delivery of the Product more than [**] days after Product release, then Hospira shall not be liable for any loss or damage occurring to the Product for any reason, including Hospira’s negligence, willful omissions or intentional acts of misconduct and irrespective of the payment of the storage fee. Durata will use its commercially reasonable efforts to take delivery of all Products from the Facility no later than [**] days after the applicable delivery date for the Product.

5.11 Quality; Inspection; Nonconforming Shipment.

(a) CoA. Hospira will include a Certificate of Analysis with each Batch of Products confirming that the Products have been manufactured in conformity with the Product Specifications and all Applicable Laws.

(b) Inspection; Rejection. Upon completion of the manufacture of each Batch, Hospira will provide Durata with a copy of the Master Batch Record and all other documents and records as required by the Quality Agreement for release of Products. Durata shall have a period of [**] days from the date of its receipt of all such documentation to inspect, and accept or reject, the corresponding Batch as conforming or non-conforming with the Product Specifications. If Durata rejects the Batch, it shall promptly so notify Hospira. If, as a result of further review and testing, Hospira determines that the Batch does conform to the Product Specifications, the Parties shall submit samples of such Batch to a mutually acceptable laboratory for independent testing.

(c) Testing. If such independent laboratory determines that the shipment conformed to the Product Specifications, Durata shall bear all expenses of shipping and testing such shipment samples. If Hospira or such independent laboratory confirms that such shipment did not meet the Product Specifications, Hospira shall replace, at no cost to Durata, that portion of the Product shipment which does not conform to the Product Specifications, and shall bear all expenses of shipping and testing the shipment samples. Durata shall dispose of any nonconforming portion of any shipment as directed by Hospira, at Hospira’s expense.

(d) Deemed Acceptance; Latent Defects. Any Product that Durata does not reject pursuant to this Section 5.11 shall be deemed accepted, and all claims with respect to Product not conforming with Product Specifications shall be deemed waived by Durata, except as to latent defects which are not discoverable by the exercise of ordinary diligence and reasonable care, render the Product not conforming to Product Specifications, and are attributable to Hospira’s manufacture of the Product. The Parties shall consult to confirm the cause of the latent defect. If the Parties do not agree as to whether the Product is non-conforming the Parties shall submit samples of such Product to a mutually acceptable independent laboratory for testing in accordance with clause (c) above. If it is confirmed that the cause of the defect is attributable to Hospira, then Hospira will replace at no cost to Durata all such defective Products with Products that meet the Product Specifications (subject to the limitations of Section 5.4(d)) and the other relevant provisions of Section 5.11 shall apply.

ARTICLE 6. ORDERS AND FORECASTS

6.1 [**] Product Supply Forecast. For capacity planning purposes, upon first submission of an Application for Regulatory Approval to a Regulatory Authority, Durata shall provide Hospira with a non-binding, written forecast of Durata’s annual requirements of Product for the following [**] (the “Annual Forecast”). Thereafter, by [**] of each calendar year, Durata shall update such Annual Forecast of its requirements of the Product for the period commencing on [**] of the next calendar year. Following the start of the first Commercial Year, the Annual Forecast shall be provided with respect to the [**] periods and shall be updated at least [**] months prior to the start of the next Commercial Year.

6.2 First Purchase Order. The Parties shall cooperate in estimating and scheduling production for Durata’s first commercial order approximately [**] months in advance of the anticipated date of the first approval by a Regulatory Authority of the Product or Durata’s desired Product availability date.

6.3 Rolling Forecast. Concurrent with the placing of its first commercial order of Product, and on the first day of each calendar month thereafter, Durata shall provide to Hospira a good faith, estimated rolling forecast of the quantity of Products that Durata expects to order for the coming [**]-month period of time (each, a “Rolling Forecast”). The First [**] months of each Rolling Forecast shall be considered, subject to Section 6.7, a binding commitment upon Durata to purchase quantities described therein and a binding commitment upon Hospira to produce and deliver such quantities on the delivery dates described therein (“Firm Order Period”). The last [**] months of each Rolling Forecast shall be non-binding upon the Parties.

6.4 Purchase Orders. On or before the first day of each calendar month, Durata shall submit a purchase order (“Purchase Order”) to Hospira. Durata shall submit each Purchase Order to Hospira at least [**] days prior to the requested delivery date of the Product. Hospira shall use its commercially reasonable efforts to meet the delivery dates set forth in each Purchase

Orders. Each Purchase Order shall reference this Agreement and shall be governed exclusively by the terms contained herein. Any terms or conditions contained in a Purchase Order that are inconsistent or in conflict with this Agreement shall be deemed not to be a part of such Purchase Order.

6.5 Purchase Order Acceptance. Within [**] days after receipt of a Purchase Order issued in accordance with Section 6.4. Hospira shall confirm in writing to Durata its acceptance of the Purchase Order, delivery date(s), the quantity of Products ordered and the purchase price to be paid by Durata. [**]. Hospira may reject, in whole or in part, a Purchase Order only if it calls for the delivery of Products: (a) for which sufficient quantities of API have not been delivered by Durata or its designee in accordance with Section 5.4(a) and Durata does not agree to promptly provide such quantities needed to manufacture the Product specified in such Purchase Order; or (b) less than [**] days after Durata’s issuance of such Purchase Order.

6.6 Additional Quantities. Should a Purchase Order issued by Durata specify additional quantities of Product in excess of [**] percent ([**]%) over the amount specified in the Rolling Forecast for the latest Firm Order Period, Hospira shall not be obligated to supply said additional quantities; provided, however, that Hospira shall use commercially reasonable efforts to produce and deliver to Durata said additional quantities within [**] days of issuance of the Purchase Order for such additional quantities. Hospira shall supply any quantity of Product up to [**] percent ([**]%) of the amount specified in the Rolling Forecast for the latest Firm Order Period, all subject, however, to Hospira’s maximum supply obligation as specified in Section 5.1(a).

6.7 Minimum Purchase Requirement. Durata hereby agrees to purchase from Hospira in each Commercial Year a percentage of its annual forecast of the Products in accordance with the provisions of this Section 6.7 (“Minimum Purchase Requirement”). The percentage shall be calculated on the number of units of Product for the first Commercial Year in the most recent three-year Product supply forecast that Durata provides to Hospira pursuant to Section 6.1. Durata’s Minimum Purchase requirements are as follows: (i) notwithstanding any amounts specified in the Rolling Forecast for Firm Order Period, in the first Commercial Year, [**]; (ii) in the second Commercial Year, [**] percent ([**]%) of the forecasted amount; and (iii) in the third Commercial Year and in each Commercial Year thereafter, [**] percent ([**]%) of the forecasted amount. In lieu of Durata taking delivery of all of the Minimum Purchase Requirement, Durata shall have the option to pay for the shortfall of the Minimum Purchase Requirement at the prices set forth in Exhibit 5.10 and waive Hospira’s manufacture and delivery obligations for such Product. In the latter event, Hospira shall invoice Durata for the amount payable, and Durata shall pay Hospira within [**] days after receipt of Hospira’s invoice. Notwithstanding anything of the foregoing, all Product paid for by Durata shall count towards the Minimum Purchase Requirement.

6.8 Purchase Order Changes; Cancellations.

(a) Changes. If Durata requests that changes be made to any of its Purchase Orders within the Firm Order period, Hospira shall use all commercially reasonable efforts to accommodate such changes within reasonable production capabilities and efficiencies. If Hospira can accommodate such changes, Hospira shall advise Durata of any costs associated therewith. If Durata indicates in writing to Hospira that it should proceed to make the changes, Durata shall be deemed to have accepted the obligation to pay Hospira for such costs. If Hospira cannot accommodate such change, Durata shall nonetheless be bound to its original Purchase Orders.

(b) Cancellations. If Durata cancels any Purchase Order within the Firm Order Period, Hospira shall be relieved of its manufacturing obligations relating to such Purchase Order but, as Durata’s exclusive liability, Durata shall remain liable for the full amount of the Purchase Order, regardless of whether Hospira manufactures the Product or whether Durata takes delivery of the Product.

6.9 On Time Delivery. After Hospira has completed its initial validation runs of Product and when it has achieved production of consistent Batch quantities of Product, timely tested and released in accordance with the applicable provisions of the Quality Agreement, the Parties shall mutually determine, agree and set out in writing a set of criteria for on-time delivery of the Product, the permitted variances thereto and the consequences of non-compliance (“On-Time Delivery”). Upon agreement of such On-Time Delivery criteria, the writing shall be incorporated by reference to this Agreement.

6.10 Shortage of Supply; Supply Failure.

(a) In the event that Hospira is unable to manufacture and supply the Product in accordance with Durata’s Purchase Orders, Hospira shall notify Durata promptly. If the inability is not: (i) caused by an event of force majeure; (ii) primarily attributable to Durata1 s acts or omissions or breach of its obligations under this Agreement; or (iii) attributable in whole or in part to Component suppliers’ acts or omissions despite Hospira’s commercially reasonable efforts to obtain the relevant Components from all approved suppliers for such Components, then Hospira shall be solely responsible for undertaking all commercially reasonable measures to minimize any possible shortage of Product to Durata as a result of its manufacturing issues. If Hospira cannot undertake such measures promptly, then either Party may request that the Technical Contacts convene a meeting to discuss possible remedial action. For the sake of clarity, the provisions of this Section 6.10(a) are not Durata’s sole remedy in the event of Hospira’s inability to supply the Product in accordance with the Purchase Order.

(b) If such inability is due to Durata not supplying sufficient API to allow Hospira to fulfill any Purchase Order, Durata shall remain liable for the full amount of the Purchase Order, regardless of whether Hospira manufactures the Product or whether Durata takes delivery of the Product.

(c) If due to an inability to supply Product as described in Section 6.1(a) Hospira delivers less than [**] percent ([**]%) of the number of vials of Product ordered by Durata within [**] days of the agreed-upon delivery date(s) in any Rolling Forecast in any [**] consecutive quarterly periods (“Supply Failure”), then (x) obligations relating to the minimum purchase and binding portion of such forecast will cease to apply with respect to the current Rolling Forecast and any subsequent Rolling Forecast and (y) Durata shall have the right to purchase all of its requirements of the Product from an alternative supplier, in each case until Hospira has satisfied the requirements of sub-section (i), below. For purposes of this definition, any Product that is non-conforming Product at the time of delivery shall be considered not delivered.

(i) If, after a Supply Failure, Hospira delivers all vials ordered by Durata under Purchase Orders within [**] days of the agreed-upon delivery date(s) during a consecutive [**] month period (the “Cure Period”), the minimum purchase and binding portion obligations will be re-instated, beginning with the first Rolling Forecast delivered by Durata after the Cure Period.

(ii) Should Hospira fail to remedy any Supply Failure during the Cure Period, Durata may in its sole discretion, transfer any and all volume of the Product previously reflected in the binding portion of its forecast to an alternate supplier.

(d) For clarity, nothing in this Section 6.10 shall apply in the event any Supply Failure is caused by an event of force majeure or is otherwise attributable in whole or in part to Durata’s acts or omissions or breach of its obligations under this Agreement.

6.11 Alternative Supplier.

(a) Subject to the provisions of Section 5.1, nothing in this Agreement shall preclude Durata, at anytime during this Agreement, from qualifying an alternate supplier to provide manufacturing services for the Product; provided, however, that Durata will be responsible for all of the costs and expenses of such qualification, will not disclose or use any of Hospira’s Confidential Information for such purposes and otherwise complies all of its obligations under this Agreement.

(b) If Durata exercises its option to transfer the manufacture of the Product to an alternate supplier in accordance with Section 6.10(c) Hospira shall reasonably assist Durata for a reasonable period of time in such transfer, including providing all Product Data and any non-Confidential Information regarding the manufacturing process. Hospira shall be responsible for the costs and expenses of its own personnel incurred in providing such transfer assistance.

ARTICLE 7. QUALITY

7.1 Quality Control. Hospira shall apply its quality control procedures and in-plant quality control checks on the manufacture of Product for Durata in the same manner as Hospira applies such procedures and checks to products of similar nature manufactured for sale by Hospira. In addition, Hospira will test and release Product in accordance with the test methods described in Exhibit 7.1 to ensure that Product conforms to the Product Specifications. The Parties may change the test methods from time to time by mutual agreement.

7.2 Quality Agreement. The Parties shall use all reasonable efforts to negotiate and conclude a quality agreement substantially in the form of the agreement attached hereto as Exhibit 7.2 (“Quality Agreement”) as soon as reasonably possible.

7.3 Audit Rights

(a) General Audit. Upon [**] days prior written notice to Hospira, Durata shall have the right to have representatives visit the Facility during normal business hours to review Hospira’s manufacturing operations relating to the Product and assess its compliance with Applicable Laws, cGMP, the Product Specifications, this Agreement and the Quality Agreement and to discuss any related issues with Hospira’s manufacturing and management personnel. Hospira shall provide Durata with copies of all Product Data and other relevant documentation for the purposes of assuring Product quality and compliance with agreed-upon manufacturing procedures. Such general audits shall: (i) be limited to not more than [**] auditors designated by or representing Durata; (ii) last for not more than [**] days; and (iii) except as provided in clause (b) below, may be conducted not more than [**] per calendar year.

(b) For Cause Audits. Durata shall also have the right to conduct “for-cause” audits to address significant Product or safety concerns as discovered through Product failures related to Hospira’s manufacture of the Product. Product failures would include issues related to stability, out of specification, sterility, labeling or container integrity. Durata shall notify Hospira in writing in advance of the audit and thereafter, Durata and Hospira shall mutually determine the timing of the audit. Each for-cause audit shall be limited to [**] auditors for no more than [**] days, except if the Parties mutually agree that a longer for-cause audit period is necessary.

(c) Regulatory Authority Inspections. Hospira also agrees to allow the FDA, Health Canada and EMA to conduct any inspection related to the manufacture of the Product which the FDA, Health Canada and EMA requires and Hospira agrees to reasonably cooperate with the FDA, Health Canada and EMA in connection with such inspection. Hospira will provide Durata with notice of any such FDA inspection as soon as practicable. In the event that a Regulatory Authority other than the FDA, Health Canada or EMA, request or require audits of the Facility in connection therewith, Hospira shall be entitled to charge an additional fee of [**] United States Dollars ($US [**]) per each such Regulatory Authority inspection.

(d) Confidential Information in Audits. Audits by Durata or its designees may involve the transfer of Confidential Information of a Party, and any such Confidential Information shall be subject to the terms of Article 11 hereof. The results of such audits and inspections shall be considered Confidential Information of Hospira under Article 11 and shall not be disclosed to Third Parties, including, but not limited to, the FDA; EMA; Health Canada, unless required by applicable law, rules or regulations and only then upon prior written notice to Hospira to the extent permitted by applicable laws, rules or regulations.

7.4 Record Keeping. Hospira shall supply Durata with such records documenting the development work as are called for by the Project Plan or as are otherwise requested by Durata. Hospira shall retain all records documenting the development work and all records relating to the manufacture of each Batch of Product for not less than [**] years. Thereafter, Hospira shall not destroy such records without giving Durata prior written notice and the opportunity to further store such records nor have such records shipped to Durata, at Durata’s cost and expense.

7.5 Failed Batch. In accordance with the Quality Agreement, Hospira shall investigate, and cooperate fully with Durata in investigating, any Batch of the Product that fails to comply with cGMP or fails to meet the Specifications or any Regulatory Authority requirements. Hospira shall keep Durata informed of the status of any investigation and, upon completion of the investigation, shall provide Durata with a final written report describing the cause of the failure and summarizing the results of the investigation.

7.6 Product Recalls.

(a) If either Party becomes aware of information about distributed Product indicating that it may be non-conforming with respect to the Product Specifications or that there is potential adulteration, misbranding and/or any potential issues regarding safety or effectiveness with respect to the Product, it shall promptly serve written notice to that effect on the other Party. If such issue relates to the manufacture of the Product, Hospira shall initiate an investigation and assessment of such circumstances and shall provide Durata a written report of its findings and any proposed course of action to remedy such issue.

(b) In the event: (i) any Regulatory Authority or other national government authority issues a request, directive or order that Product be recalled; (ii) a court of competent jurisdiction orders such a recall; or (iii) Durata reasonably determines that Product should be recalled, the Parties shall take all appropriate corrective actions, and shall cooperate in any governmental investigations surrounding the recall. In the event Hospira reasonably determines that Product should be recalled, Hospira shall provide notice to Durata including all relevant information that supports such determination by Hospira. Durata shall reasonably consider such information; provided that the institution of a recall shall be in Durata’s sole discretion, which discretion shall not be exercised unreasonably. Durata will have the responsibility for all communications with Regulatory Authorities and customers regarding any recall of Product. Hospira will give Durata any assistance that Durata may reasonably require to handle any recall.

(c) In the event that such recall results from a manufacturing defect, including the breach of Hospira’s express warranties under Section 8.2(a), Hospira shall be responsible for, at Durata’s option, promptly replacing the quantity of Products that were recalled at no cost to Durata or reimbursing Durata for the cost of the Products that were recalled. In the event that Durata elects to have the recalled Product replaced, Hospira shall use commercially reasonable efforts to replace such Product as soon as possible. In the event that Durata elects to be reimbursed for the cost of the recalled Products, Hospira shall reimburse Durata within [**] days of receipt of request from Durata for reimbursement. In addition, Hospira agrees that it shall be responsible for the administrative expenses of any recall. For purposes of this Agreement, the administrative expenses of the recall shall include the expenses of notification and destruction or return of the recalled Product, and any costs associated with the distribution of the replacement Product (including the cost to replace API, up to the limitations stated in Section 5.4(d)), but shall not include lost profits of either Party, nor the cost to replace API in excess of the limitations stated in Section 5.4(d). In the event that the recall does not result from the breach of Hospira’s express warranties under this Agreement, Durata shall be responsible for the expenses of the recall.

ARTICLE 8. WARRANTIES; COVENANTS AND INDEMNIFICATION

8.1 Durata’s Warranties. Durata represents and warrants that:

(a) the API delivered to Hospira pursuant to this Agreement shall, at the time of delivery, not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, (“Act”) or within the meaning of any other Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 404 and 505 of the Act be introduced into interstate commerce; provided, however, that the foregoing shall not apply to any API delivered to Hospira prior to Durata’s receipt of approval of the Product from the relevant Regulatory Authority, to the extent such delivery is in accordance with Applicable Law;

(b) the API supplied to Hospira hereunder shall have been manufactured in accordance with all applicable cGMP (including ICH Q7A) and meets the API Specifications set forth on Exhibit 1.2;

(c) all specifications, including API Specifications and Product Specifications, Durata provides to Hospira shall conform in all material respects to the appropriate regulatory filing that Durata files with the relevant Regulatory Authorities; provided, that Hospira has approved of any changes to such specifications;

(d) to the best of its knowledge, the Manufacturing Process does not infringe any patents or know-how of a Third Party;

(e) neither it, nor any of its officers, directors or employees has been debarred or convicted of a crime which could lead to debarment under 21 U.S.C. Section 335a and 335b and that it will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b);

(f) Durata’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Durata is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws; and

(g) it will not sell Product into any regulatory jurisdiction unless and until it receives any necessary Regulatory Authority approvals for such activities.

8.2 Hospira’s Warranties and Covenants. Hospira represents and warrants to Durata that:

(a) all Product Hospira delivers to Durata pursuant to this Agreement shall, at the time of delivery, not be adulterated or misbranded within the meaning of the Act or within the meaning of all Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery, and will not be an article which may not under the provisions of Sections 404 and 505 of the Act be introduced into interstate commerce;

(b) all Product Hospira delivers to Durata pursuant to this Agreement shall, at the time of delivery, be free from defects in material and workmanship and shall be: (i) manufactured and tested in accordance and conformity with the Product Specifications,

Manufacturing Process and the Master Batch Record; (ii) manufactured in compliance with all Applicable Laws, including those relating to the environment, food or drugs and occupational health and safety, including those enforced or promulgated by the FDA (including compliance with cGMP); and (iii) transferred to Durata free and clear of any liens or encumbrances of any kind;

(c) Hospira owns or lawfully controls the Facility, has the permits required to operate the Facility, and the Facility shall be maintained in accordance with cGMP and in such condition as will allow Hospira to manufacture Products in compliance with cGMP, in conformance with the Master Batch Record, and in compliance with all Applicable Laws;

(d) In its performance of its obligations under the Project Plan and this Agreement, Hospira will not knowingly incorporate into the Manufacturing Process any patents or know-how of a Third Party for which it does not have a license that permits it to do so and/or to be able to grant to Durata the licenses and other rights otherwise required to be granted to Durata hereunder;

(e) Hospira’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Hospira is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws;

(f) The foregoing warranties shall not extend to any nonconformity or defect which is caused by API at the time such API is supplied by Durata to Hospira;

(g) Neither it, nor any of its officers, directors or employees expected to perform services hereunder has been debarred or convicted of a crime which could lead to debarment under 21 U.S.C. Section 335a and 335b and that it will not in the performance of its obligations under this Agreement use the services of any person debarred or suspended under 21 U.S.C. §335(a) or (b); and

(h) Hospira has the authority to terminate the Prior Confidentiality Agreement and to bind its Affiliates to the provisions of Article 11 herein with respect to Durata’s Confidential Information.

8.3 Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER DURATA NOR HOSPIRA MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCT OR OTHERWISE UNDER THIS AGREEMENT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY HOSPIRA AND DURATA.

8.4 Indemnification by Hospira. Hospira shall indemnify and hold harmless Durata, its Affiliates, officers, directors and employees from and against all claims, causes of action, suits, costs and expenses (including reasonable attorney’s fees), losses or liabilities of any kind related to this Agreement and asserted by Third Parties (“Losses”) to the extent such arise out of or are attributable to: (a) Hospira’s breach of any express representation or warranty set forth in Section 8.2; (b) any violation of any proprietary right of any Third Party relating to Hospira’s manufacturing processes used in the manufacture of Product pursuant to this Agreement (excluding the API Specifications, Product Specifications, API, Drug or Product); or (c) any negligent or wrongful act or omission or willful misconduct on the part of Hospira, its employees, agents or representatives. Notwithstanding anything to the contrary herein, the foregoing indemnity shall not apply to the extent such Losses arise out of or result from any material breach of the representations, warranties and covenants made by Durata under this Agreement, or Durata’s negligent or wrongful acts or omissions or willful misconduct.

8.5 Indemnification by Durata. Durata shall indemnify and hold harmless Hospira, its Affiliates, officers, directors and employees from and against all Losses to the extent such arise out of or are attributable to: (a) Durata’s breach of any representation or warranty set forth in Section 8.1; (b) any violation of any proprietary right of any Third Party relating to the Manufacturing Process, the API Specifications, Product Specifications, API, Drug or Product, other than Hospira’s manufacturing processes used in the manufacture of Product pursuant to this Agreement; (c) the use of or lack of safety or efficacy of Drug or Product; or (d) any negligent or wrongful act or omission or willful misconduct the part of Durata, its employees, agents or representatives and which relate to Durata’s performance hereunder. Notwithstanding anything to the contrary herein, the foregoing indemnity shall not apply to the extent such Losses arise out of or result from any material breach of the representations, warranties and covenants made by Hospira under this Agreement, or Hospira’s negligent or wrongful acts or omissions or willful misconduct.

8.6 Conditions of Indemnification. If either Party seeks indemnification from the other hereunder, it shall promptly give notice to the other Party of any such claim or suit threatened, made or filed against it which forms the basis for such claim of indemnification and shall cooperate fully with the other Party in the investigation and defense of all such claims or suits. The indemnifying Party shall have the option to assume the other Party’s defense in any such claim or suit with counsel reasonably satisfactory to the other Party. In the event the indemnifying Party assumes such defense, the indemnified Party shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense. No settlement or compromise shall be binding on a Party hereto without its prior written consent, such consent not to be unreasonably withheld.

8.7 No Consequential Damages. EXCEPT WITH RESPECT TO THE INDEMNIFICATION OBLIGATIONS OF SECTIONS 8.4 OR 8.5 OR A BREACH OF THE CONFIDENTIALITY OBLIGATIONS OF ARTICLE 11, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OR LOST PROFITS RESULTING FROM ANY BREACH OF THIS AGREEMENT, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 9. INTELLECTUAL PROPERTY RIGHTS

9.1 Hospira’s Proprietary Rights. Except as provided in Sections 9.3 and 9.4, Hospira has granted no license, express or implied, to Durata to use Hospira proprietary technology, know-how or other proprietary rights: (a) existing as of the Effective Date; or (b) developed by or for Hospira on or after the Effective Date outside the scope of any Project undertaken by Hospira pursuant to this Agreement.

9.2 Durata’s Proprietary Rights. Durata has granted no license, express or implied, to Hospira to use Durata’s proprietary technology, know-how or other proprietary rights, other than as set forth in Section 9.4 for the limited purposes of this Agreement.

9.3 Ownership of Intellectual Property Developed under this Agreement.

(a) Durata shall be the sole owner of any technology, inventions, know-how or other proprietary rights that are made, conceived or reduced to practice by Hospira during the performance of the Project Plan or this Agreement that pertain to the Drug or the Product (“Project Inventions”) and Hospira hereby assigns all of its right, title and interest in Project Inventions, and all Intellectual Property therein, to Durata. Durata shall be entitled to apply for patent protection on such Project Inventions at Durata’s expense and risk. Hospira agrees to execute such assignments and other documents, to cause its employees, consultants and subcontractors to execute such assignments and other documents, and to take such other actions as may be reasonably requested by Durata from time to time in order to effect to the ownership provisions of this Section 9.3(a).

(b) With respect to all other technology, inventions, know-how or other proprietary rights that are made, conceived or reduced to practice during the performance of the Project Plan or this Agreement, the following terms of ownership shall apply: Durata shall solely own all know-how and inventions made solely by employees, consultants and/or subcontractors of Durata (the “Durata Project IP”) and Hospira shall solely own know-how made and inventions made solely by employees, consultants and/or subcontractors of Hospira (the “Hospira Project IP”). The Parties shall jointly own any know-how and inventions made jointly by employees, consultants and/or subcontractors of Durata and employees, consultants and/or subcontractors of Hospira (the “Joint Project IP”). Each Party shall have the right to exploit and license the Joint Project IP without the prior consent of the other Party. Durata shall control the filing, prosecution, maintenance and enforcement of any patents or patent applications covering the Joint Project IP and shall keep Hospira regularly informed with respect to any such activities. The costs of any such filings, prosecution, maintenance and enforcement shall be shared equally by the Parties. Hospira shall, at Durata’s request, reasonably assist and cooperate in the filing, prosecution, maintenance and enforcement of any Joint Project IP.

9.4 License Grants.

(a) License to Hospira. During the Term, Durata hereby grants to Hospira a fully paid, non-exclusive license under any and all Durata Intellectual Property, Project Inventions and Durata Project IP that is necessary for Hospira to perform its obligations under the Project Plan and this Agreement, for the sole and limited purpose of Hospira’s performing its obligations under the Project Plan and this Agreement.

(b) License to Durata. Hospira hereby grants to Durata an irrevocable, fully paid, royalty-free, perpetual, worldwide, non-exclusive license, with the right to grant and authorize sublicenses, under any and all Hospira Intellectual Property or Hospira Project IP that

Hospira incorporates into the Manufacturing Process or that is otherwise necessary for the practice of the Manufacturing Process, for the sole and limited purpose of manufacturing, or having manufactured, Drugs and/or Products.

ARTICLE 10. TERM AND TERMINATION

10.1 Term. This Agreement shall commence on the Effective Date and, unless earlier terminated as provided below, shall expire at the end of the fifth (5th) Commercial Year (“Initial Term”). Unless otherwise terminated in accordance with this Article 10, this Agreement shall be automatically extended for an indefinite period (“Renewal Term”). Notwithstanding any of the foregoing, either Party may terminate this Agreement at the end of the Initial Term or during the Renewal Term provided, however, that it has given the other Party at least twenty-four (24) months prior written notice of termination.

10.2 Termination of the Project. Either Party wishing to terminate the Project shall request in writing a pre-termination consultation with the other Party to review potential concerns and to make reasonable efforts to continue with this Agreement. Upon thirty (30) days following said consultation, either Party may terminate this Agreement upon thirty (30) days prior written notice to the other Party if the terminating Party determines in good faith that the development of the Product is not technically or commercially feasible using commercially reasonable efforts. For the sake of clarity, a material failure of the Product to succeed or progress in clinical trials shall be considered a technically and commercially valid reason for terminating the Project. If this Agreement is terminated in accordance with this Section 10.2, Hospira shall advise Durata of Hospira’s actual development costs on the Project incurred prior to such termination. Durata will pay to Hospira that portion of the Development Fee that represents: (a) the development work Hospira has completed and for which payment has not yet been received; and (b) on a pro rata basis, all development work that Hospira has undertaken but not yet completed as of the date of notice of termination. In addition, Durata shall reimburse Hospira for all of its out-of-pocket costs related to any non-cancelable commitments for raw materials, components and services that Hospira has undertaken as part the Project in accordance with the Project Plan. The foregoing shall not exceed the relevant amounts set forth in Exhibit 3.1.

10.3 Failure to Obtain Regulatory Approval. Either Party may terminate this Agreement by giving to the other Party six months’ prior written notice if the Product has not received FDA regulatory approval by December 31st, 2015.

10.4 General Termination Rights. Either Party may terminate this Agreement as follows:

(a) Immediately by providing written notice to the other Party (i) if proceedings in voluntary or involuntary bankruptcy are initiated by, on behalf of or against the other Party (and, in the case of any such involuntary proceeding, not dismissed within ninety (90) days), or (ii) if the other Party is adjudicated bankrupt, files a petition under insolvency Laws, is dissolved or has a receiver appointed for substantially all of its property; or

(b) By giving to the other party [**] days’ prior written notice upon the breach of any warranty or any other material provision of this Agreement by the other Party if the breach is not cured within [**] days after written notice thereof to the Party in default.

(c) Upon notice to the other Party should the other Party continue to be unable to perform its obligations under this Agreement for a period in excess of one hundred eighty (180) days by reason of force majeure, in accordance with Section 12.1(a).

10.5 Durata’s Failure to Purchase Minimums. If, in any [**] consecutive Commercial Years after the first Commercial Year, Durata waives Hospira’s manufacturing and delivery obligations pursuant to Section 6.7, Hospira may terminate this Agreement upon ninety (90) days prior written notice to Durata.

10.6 Accrued Payment Obligations. Upon termination by Hospira pursuant to Section 10.4, Durata shall reimburse Hospira for Hospira’s cost of all Components purchased and on hand or on order, if such Components were ordered by Hospira based on firm Purchase Orders and such Components cannot be reasonably used by Hospira for other purposes. Hospira shall invoice Durata for all amounts due hereunder. Payment shall be made pursuant to Section 5.10(b).

10.7 Return of Inventory and Dedicated Equipment. In the event of any expiration or termination of this Agreement at Durata’s request, Hospira shall return any dedicated equipment, remaining inventory of API and Product and Components paid for by Durata pursuant to Section 10.6, to Durata at Durata’s expense, unless such termination shall have been as a result of a breach of this Agreement by Hospira, in which case such inventory shall be returned at Hospira’s expense.

10.8 Return of Confidential Information. Upon expiration or termination of this Agreement for any reason, the receiving Party shall immediately return to the disclosing Party all of the disclosing Party’s Confidential Information, in any form or medium disclosed by the disclosing Party (or upon the disclosing Party ‘s instructions in writing, destroy the same and certify its destruction), provided, however, that (a) the receiving Party shall be allowed to retain one (1) copy of the disclosing Party’s Confidential Information to ensure continuing compliance with Article 11; and (b) the licensee shall be allowed to retain the other’s Confidential Information as necessary to exploit the license granted to the licensee pursuant to Section 9.4(a) or 9.4(b).

10.9 Survival. Expiration or early termination of this Agreement shall not relieve either Party of any obligations that it may have incurred prior to expiration or early termination. The provisions of Articles 9, 11 and 12 and Sections 5.4(b), 5.4(d), 7.4, 7.6, 8.3 - 8.7, 10.2, 10.6, 10.7, 10.8, and 10.9 shall survive expiration or termination of this Agreement in accordance with their terms.

ARTICLE 11. CONFIDENTIAL INFORMATION

11.1 Nondisclosure. It is contemplated that in the course of the performance of this Agreement each Party may, from time to time, disclose Confidential Information to the other. Hospira agrees that, except as expressly provided herein, it shall not disclose Confidential

Information received from Durata, and shall not use Confidential Information disclosed to it by Durata, for any purpose other than to fulfill Hospira’s obligations or exercise Hospira’s rights hereunder. Durata agrees that, except as expressly provided herein, it shall not disclose Confidential Information received from Hospira, and shall not use Confidential Information disclosed to it by Hospira, for any purpose other than to fulfill Durata’s obligations or exercise Durata’s rights hereunder. Each Party shall use reasonable and customary precautions to safeguard the other Party’s Confidential Information, including ensuring that it will limit the permitted disclosures of the other’s Confidential Information only to those persons who have a “need to know” such Confidential Information and ensuring that all employees, consultants and agents who are given access to such Confidential Information are informed of the confidential and proprietary nature of such Confidential Information and have contractual or professional confidentiality and non-use obligations that are at least as restrictive as those contained in this Agreement. For the avoidance of doubt, the Parties acknowledge and agree that all Product Data shall be the sole and exclusive property of Durata and shall be deemed to be Durata’s Confidential Information.

11.2 Exceptions to Duty of Nondisclosure.

(a) Notwithstanding the above, nothing contained in this Agreement shall preclude Durata from utilizing Hospira’s Confidential Information in the following circumstances as may be necessary in prosecuting the patent and other Intellectual Property rights of Durata pursuant to Article 9, obtaining governmental regulatory approvals, manufacturing Product subject to the terms and conditions of this Agreement, or complying with applicable laws or court orders provided, however, that Durata uses reasonable efforts to seek confidential treatment of such information, except as required to file and prosecute such patent applications).

(b) The restrictions set forth in this Article 11 shall not apply to any of the disclosing Party’s Confidential Information that the receiving Party is required to disclose under applicable laws or to defend or prosecute litigation, provided that the receiving Party: (i) provides the disclosing Party with prompt notice of such disclosure requirement if legally permitted, (ii) if legally permitted, affords the disclosing Party an opportunity to oppose or limit, or secure confidential treatment for such required disclosure, and (iii) if the disclosing Party is unsuccessful in its efforts pursuant to subsection (ii), discloses only that portion of the Confidential Information that the receiving Party is legally required to disclose.

(c) A Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances: to its Affiliates, and to prospective and actual acquirers, licensees, sublicensees, employees, consultants, agents, accountants, lawyers, advisors and investors, on a need to know basis, each of whom prior to disclosure must be bound by written or professional ethical obligations of confidentiality and non-use at least as restrictive in scope as those set forth in this Article 11 and that are of equivalent or greater duration in view of the circumstances of the disclosure;

(d) Each Party may disclose the terms of this Agreement to the extent such Party is advised by counsel that such disclosure is required by applicable law (including by rules or regulations of the United States Securities and Exchange Commission (“SEC”), any other relevant securities commission in any country, any securities exchange or NASDAQ); provided, that, (i) prior to such disclosure, to the extent permitted by applicable law or such rules or regulations, the disclosing Party promptly notifies the other Party of such requirement and the disclosing Party furnishes only those terms of this Agreement that the disclosing Party is legally required to furnish, and (ii) specifically with respect to a filing of this Agreement pursuant to the rules or regulations of the SEC, any other securities commission, any securities exchange or NASDAQ, the disclosing Party shall request, and use commercially reasonable efforts to obtain, confidential treatment of terms permitted to be redacted from the forms of such agreements so filed under the applicable rules and regulations of the SEC, such securities commission, any securities exchange or NASDAQ, as applicable. Each Party shall, to the extent permitted under the relevant law or rules, give the other Party a reasonable opportunity to review those portions of all filings with the SEC (or any other relevant securities commission in any country, any securities exchange or NASDAQ) describing the terms of this Agreement (including any filings of this Agreement) prior to submission of such filings, and shall give due consideration to any reasonable and timely comments by the non-filing Party relating to such filing, including the provisions of this Agreement for which confidential treatment should be sought; provided that each Party will ultimately retain control over what information that Party discloses to their relevant securities commission or exchange.

11.3 Public Announcements. Neither Party shall make any public announcement concerning the transactions contemplated herein, or make any public statement which includes the name of the other Party or any of its Affiliates, or otherwise use the name of the other Party or any of its Affiliates in any public statement or document, except as may be required by law or judicial order, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

11.4 Injunctive Relief. The Parties acknowledge that either Party’s breach of this Article 11 may cause the other Party irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the non-breaching Party may be entitled to injunctive relief in addition to any other remedies it may have at law or in equity.

11.5 Survival. The obligations of the Parties relating to Confidential Information shall expire seven (7) years after the expiration or termination of this Agreement.

ARTICLE 12. MISCELLANEOUS

12.1 Force Majeure.

(a) Excusable Delay. Neither Party shall be considered to be in breach of this Agreement for a delay in the performance of any of its duties or obligations hereunder (except the payment of money) caused by any reason beyond the reasonable control and without the fault or negligence of the Party affected thereby, including an act of God, acts of a public enemy, insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions, boycotts, fires, explosions, floods or shortages of material or energy (each an event of “force majeure”). The performance of the affected Party shall be extended for a period equal to the period of such delay; provided, however, that affected Party shall give prompt notice to the other Party of such cause, and shall take promptly whatever reasonable steps are necessary to relieve the effect of such cause and resume compliance with this Agreement as soon as possible. Should the event of force majeure continue for a period longer than one hundred and eighty (180) days, the Party not so affected may terminate this Agreement in accordance with Section 10.4(b).

(b) Transfer of Production. If Hospira becomes subject to an event of force majeure which interferes with production of the Product at the Facility, the Parties shall mutually agree on implementation of an agreed-upon action plan to transfer production of the Product to another Hospira plant. The Parties shall, after the execution of this Agreement and at the request of either Party, meet to discuss and define such an action plan.

12.2 Notices. All notices hereunder shall be delivered as follows: (a) personally; (b) by facsimile and confirmed by first class mail (postage prepaid); (c) by registered or certified mail(postage prepaid); or (d) by overnight courier service, to the following addresses of the respective Parties:

If to Durata: Durata, Therapeutics, Inc. 89 Headquarters Plaza North Morristown, NJ 07960 Attention: Chief Executive Officer Facsimile: (973) 993 -4869	With a copy to: WilmerHale 399 Park Avenue New York, NY 10022 Attention: Andrew Nagel Facsimile: (212) 230-8888

If to Hospira: Hospira, Inc. 275 North Field Drive Lake Forest, Illinois 60045 Attention: Corporate Vice President One 2 One Contract Manufacturing Services Facsimile: (224)212-3210	With copy to: Hospira, Inc. Building HI; Department NLEG 275 N. Field Drive Lake Forest, IL 60045 Attention: General Counsel Facsimile: 224-212-2086

Notices shall be effective upon receipt if personally delivered or delivered by facsimile and confirmed by first class mail, on the third business day following the date of registered or certified mailing or on the first business day following the date of or delivery to the overnight courier. A Party may change its address listed above by written notice to the other Party.

12.3 Choice of Law. This Agreement shall be construed, interpreted and governed by the laws of the State of Delaware, excluding its choice of law provisions. The United Nations Convention on the International Sale of Goods is hereby expressly excluded.

12.4 Dispute Resolution. The Parties recognize that bona fide disputes may arise from time to time which relate to the Parties’ rights and obligations under this Agreement (“Dispute”). If such a Dispute arises, the Parties shall first try to solve it amicably. In this regard, any Party may send a notice of Dispute to the other, and each Party shall appoint, within [**] business days from receipt of such notice of Dispute, a single representative having full power and authority to solve the Dispute. The representatives so designated shall meet as necessary in order to solve such dispute. If a Party fails to appoint a representative within the [**] business day period set forth above, or if these representatives are unable to settle the dispute within [**] days of the Notice of Dispute, such dispute shall immediately be referred to the president or a senior executive (or such other officer as they may designate) of each Party (“Senior Executives”) who will meet as necessary to resolve the dispute amicably. If the Senior Executives fail to meet or to resolve the Dispute within [**] days of the referral to such Senior Executives, the Parties agree that except as provided for in Section 11.4, any such Dispute shall be resolved by alternative dispute resolution in accordance with the procedures set forth in Exhibit 12.4. Notwithstanding anything contained in this Section 12.4 or Exhibit 12.4 to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party, through injunction or similar equitable relief, but solely for the purpose of preserving the status quo during the resolution of any dispute.

12.5 Assignment. Neither Party shall assign this Agreement nor any part thereof without the prior written consent of the other Party; provided, however, that: (a) either Party may assign this Agreement to one of its Affiliates without such consent; and (b) either Party, without such consent, may assign this Agreement in connection with the transfer, sale or divestiture of substantially all of its business to which this Agreement pertains or in connection with a merger or consolidation of such Party. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any Party of responsibility for the performance of any accrued obligation which such Party then has hereunder. Any assignment made in violation of this Section shall be void.

12.6 Entire Agreement. This Agreement, together with the Exhibits referenced and incorporated herein, constitute the entire agreement between the Parties concerning the subject matter hereof and supersede all written or oral prior agreements or understandings with respect thereto, including the Prior Confidentiality Agreement. If there is any conflict, discrepancy, or inconsistency between the terms of this Agreement and the Quality Agreement regards to quality assurance, the Quality Agreement will control; in all other cases, this Agreement will control.

12.7 Severability. This Agreement is subject to the restrictions, limitations, terms and conditions of all applicable governmental regulations, approvals and clearances. If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

12.8 Waiver-Modification of Agreement. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both Parties. Failure by either Party to enforce any such rights under this Agreement shall not be construed as a waiver of such rights, nor shall a waiver by either Party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

12.9 Insurance. Each Party will procure and maintain, at its own expense, for the duration of the Agreement (provided that Durata need only maintain such insurance once it begins clinical trials of the Product supplied by Hospira hereunder), and for [**] years thereafter if written on a claims made or occurrence reported form, the types of insurance specified below with carriers rated A- VII or better with A.M. Best or like rating agencies:

(a) Workers’ Compensation accordance with applicable statutory requirements and shall provide a waiver of subrogation in favor of the other party;

(b) Employer’s Liability with a limit of liability in an amount of not less than $[**];

(c) Commercial General Liability including premises operations, products & completed operations, blanket contractual liability, personal injury and advertising injury including fire legal liability for bodily injury and property damage in an amount not less than $[**] per occurrence and $[**] in the aggregate;

(d) Commercial Automobile Liability for owned, hired and non-owned motor vehicles with a combined single limit in an amount not less than $[**] each occurrence;

(e) Professional Liability with a limit of liability in an amount of not less than $[**] per claim and in the aggregate and shall remain in effect for [**] years after the expiration of said Agreement;

(f) Commercial Crime or Fidelity Bond in an amount of not less than $[**] per occurrence and in the aggregate including an endorsement for third party liability without the requirement of a conviction; and

(g) Prior to commercialization of the Product after regulatory approval is received from any relevant Regulatory Authority, Excess Liability including product liability with a combined single limit in an amount of not less than $[**] per occurrence and in the aggregate; the parties will increase their Product Liability limits to not less than $[**] and to mutually agreed upon levels upon commercialization of the Product after regulatory approval is received from any relevant Regulatory Authority.

Each Party shall include the other Party as an additional insured with respect to Commercial General Liability, Commercial Automobile Liability and Excess Liability but only as their interest may appear by written contract. Prior to commencement of services, and annually thereafter, each Party shall furnish to the other Party certificates of insurance evidencing the insurance coverages stated above and shall require at least [**] days written notice to the other Party prior to any cancellation, non-renewal or material change in said coverage. In the case of cancellation, non-renewal or material change in said coverage, each Party shall promptly provide to the other Party a new certificate of insurance evidencing that the coverage meets the requirements in this Section. Each Party agrees that its insurance shall act as primary and noncontributory from any other valid and collectible insurance maintained by the other Party. Each Party may, at its option, satisfy, in whole or in part, its obligation under this Section 12.9 through its self- insurance program.

12.10 Exhibits. All Exhibits referred to herein are hereby incorporated by reference.

12.11 Construction. In construing this Agreement, unless expressly specified otherwise; (a) references to Articles, Sections and Exhibits are to articles, sections of, and exhibits to, this Agreement; (b) except where the context otherwise requires, use of either gender includes the other gender, and use of the singular includes the plural and vice versa; (c) headings and titles are for convenience only and do not affect the interpretation of this Agreement; (d) any list or examples following the word “including” shall be interpreted without limitation to the generality of the preceding words; (e) except where the context otherwise requires, the word “or” is used in the inclusive sense; (f) all references to “dollars” or “$” herein shall mean U.S. Dollars; and (g) each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. Any terms or conditions contained in an invoice that are inconsistent or in conflict with this Agreement shall be deemed not to be a part of such invoice.

12.12 Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

IN WITNESS WHEREOF, the Parties intending to be bound by the terms and conditions hereof have caused this Agreement to be signed by their duly authorized representatives as of the Effective Date.

HOSPIRA-WORLDWIDE, INC.		DURATA THERAPEUTICS, INC.

By:	/s/ Anthony N. Cacich (Signature)	By:	/s/ Paul R. Edick

Name:	Anthony N. Cacich	Name:	Paul R. Edick

Title:	Corporate Vice President One 2 One Contract Manufacturing Services	Title:	Chief Executive Officer

LIST OF EXHIBITS

Exhibit 1.2:	Active Pharmaceutical Ingredient Specifications

EXHIBIT 1.18:	Product Specifications

EXHIBIT 2.1:	Development Activities

EXHIBIT 3.1:	Payment Schedule

EXHIBIT 3.2:	Stability Studies

EXHIBIT 3.5:	Development Supply Pricing

EXHIBIT 5.5:	Dedicated Equipment

EXHIBIT 5.10:	Product Prices

EXHIBIT 7.1:	Product Test Methods

EXHIBIT 7.2:	Form of Quality Agreement

EXHIBIT 12.4:	Alternative Dispute Resolution

EXHIBIT 1.2

Active Pharmaceutical Ingredient Specifications

Durata shall use reasonable efforts to prepare and submit to Hospira the API Specifications no later than [**] days after the Effective Date. Upon submission, the API Specifications shall be attached to this Exhibit 1.2 and shall be made an integral part of this Agreement.

Dalbavancin Drug Substance – Specifications

Material Type	Drug Substance
Material Description	Dalbavancin
Document Number	DUR001-00XX
Region	US, Canada, EU, ROW
Effective Date	26Jul2011

Test	Procedure	Specification
Appearance (visual)	[**]	[**]
Identification (HPLC)	[**]	[**]
Identification (IR)	[**]	[**]
Assay (HPLC, anhydrous, free base)	[**]	[**]
Component Distribution	[**]	[**]
[**]
Related Substances (HPLC % AUC) [**]Total Specified Related Substances	[**]	[**]
Maximum Individual Unspecified Related Substances	[**]	[**]
Total Unspecified Related Substances	[**]	[**]
Total Related Substances	[**]	[**]
Water Content	[**]	[**]
Chloride Content	[**]	[**]
pH	[**]	[**]
Residual Solvent (GC)	[**]	[**]
Acetone
Heavy Metals	[**]	[**]
Residue on Ignition	[**]	[**]
Microbial Limits
Total Aerobic	[**]	[**]
Total Molds and Yeast		[**]
Bacterial Endotoxins	[**]	[**]

Approved by:

/s/ Carrie D’Andrea	26 Jul 2011
Carrie D’Andrea Director of QA/QC & Safety	Date

EXHIBIT 1.18

Product Specifications

Durata and Hospira will consult and use reasonable efforts to prepare and complete the Product Specifications no later than [**] days after the Effective Date. Upon completion, the Product Specifications shall be attached to this Exhibit 1.18 and shall be made an integral part of this Agreement.

Dalbavancin for injection 500mg – Specifications

Material Type	Drug Product
Material Description	Dalbavancin for intravenous delivery, 500 mg
Document Number	DUR001-0021
Region	United States and Canada
Effective Date	12May2011

Test	Procedure	Specification
Appearance	[**]	[**]
Identification (HPLC)	[**]	[**]
Identification (IR)	[**]	[**]
Assay (HPLC)	[**]	[**]
Uniformity of Dosage Units	[**]	[**]
Drug Components [**]	[**]	[**]
Specified Degradation Products: Mannosyl Aglycone (MAG)	[**]	[**]
Unspecified Degradation Products	[**]	[**]
Total Degradation Products	[**]	[**]
Water Content	[**]	[**]
Reconstituted Solution Appearance	[**]	[**]
pH	[**]	[**]
Reconstitution Time	[**]	[**]
Particulate Matter (sub-visual particles)	[**]	[**]
Particles ≥ [**] Particles ≥ [**]
Sterility	[**]	[**]
Bacterial Endotoxins	[**]	[**]

(1)

Label claim for drug product is 500 mg dalbavancin. Drug product manufacture includes a [**]% overfill to ensure label claim withdrawal, corresponding to an intended target fill weight of [**] mg dalbavancin. Assay results are reported relative to the [**] mg/vial intended target concentration.

Approved by:

/s/ Carrie D’Andrea	12 May 2011
Carrie D’Andrea Director of QA/QC & Safety	Date

Material Type	Drug Product
Material Description	Dalbavancin for intravenous delivery, 500 mg
Document Number	DUR001-0011
Region	Europe
Effective Date	12May2011

Test	Procedure	Specification
Appearance	[**]	[**]
Identification (HPLC)	[**]	[**]
Identification (IR)	[**]	[**]
Assay (HPLC)	[**]	[**]
Uniformity of Dosage Units	[**]	[**]
Specified Degradation Products: Mannosyl Aglycone (MAG)	[**]	[**]
Unspecified Degradation Products	[**]	[**]
Total Degradation Products	[**]	[**]
Water Content	[**]	[**]
Solution Clarity, reconstituted lyophile	[**]	[**]
pH	[**]	[**]
Reconstitution Time	[**]	[**]
Particulate Matter (sub-visual particles) Particles ≥ [**] Particles ≥[**]	[**]	[**]
Sterility	[**]	[**]
Bacterial Endotoxins	[**]	[**]

(1)

Label claim for drug product is 500 mg dalbavancin. Drug product manufacture includes a [**]% overfill to ensure label claim withdrawal, corresponding to an intended target fill weight of [**] mg dalbavancin. Assay results are reported relative to the [**] mg/vial intended target concentration.

Approved by:

/s/ Carrie D’Andrea	12 May 2011
Carrie D’Andrea Director of QA/QC & Safety	Date

EXHIBIT 2.1

Development Activities

Project Initiation	Req.	Not Req.	N/A	Responsibility		Comment
				Hospira	Durata
[**]	[**]			[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]	[**]			[**]
Fee:	$[**]
Payment:	[**]
Start Date:	[**]

Product Development	Req.	Not Req.	N/A	Responsibility		Comment
				Hospira	Durata
[**]		[**]			[**]
[**]		[**]			[**]	[**]
[**]		[**]			[**]
[**]	[**]			[**]		[**]
[**]	[**]			[**]	[**]	[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]	[**]			[**]		[**]
[**]	[**]			[**]
[**]		[**]			[**]
[**]	[**]			[**]	[**]

EXHIBIT 2.1

Development Activities (cont’d)

Product Development (cont’d)	Req.	Not Req.	N/A	Responsibility		Comment
				Hospira	Durata
[**]	[**]			[**]	[**]
[**]	[**]			[**]	[**]
[**]		[**]			[**]
[**]	[**]			[**]		[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]	[**]			[**]
Price:	$[**]
Payment:	[**]
Start Date:	Upon receipt of product requirements and agreed methods of transfer documentation (estimated [**])

Engineering and Registration Batch Production	Req.	Not Req.	N/A	Responsibility		Price Per Batch	Comment
				Hospira	Durata
Engineering batch	[**]			[**]	[**]	[**]	[**]
Clinical batch	[**]			[**]	[**]	[**]	[**]
Registration batch	[**]			[**]	[**]	[**]	[**]
Final product in-process testing	[**]			[**]		[**]	[**]
Final product release testing	[**]			[**]		[**]	[**]
Payment:	[**]
Timing:	[**]

EXHIBIT 2.1

Development Activities (cont’d)

Process Validation and Review	Req.	Not Req.	N/A	Responsibility		Comment
				Hospira	Durata
[**]	[**]			[**]	[**]
[**]	[**]			[**]
[**]		[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]		[**]			[**]
[**]		[**]			[**]
[**]		[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]		[**]
Price:	$[**]
Payment:	[**]
Timing:	[**]

EXHIBIT 2.1

Development Activities (cont’d)

Regulatory Filing Preparation and Submission	Req.	Not Req.	N/A	Responsibility		Comment
				Hospira	Durata
[**]	[**]			[**]	[**]	[**]
[**]	[**]			[**]	[**]
[**]	[**]			[**]	[**]
[**]	[**]			[**]	[**]
[**]	[**]			[**]
[**]	[**]			[**]
[**]	[**]			[**]	[**]
Price:	$[**]
Payment:	[**]
Timing:	[**]

EXHIBIT 2.1

Development Activities (cont’d)

Commercialization	Req.	Not Req.	N/A	Responsibility		Comment
				Hospira	Durata
[**]	[**]			[**]	[**]	[**]
[**]	[**]			[**]	[**]
[**]	[**]			[**]	[**]
[**]	[**]			[**]
Price:	$[**]
Payment:	[**]
Timing:	[**]

[**]:	Development	$US [**]
	Eng. & Registration batches	$US [**]
	Development Stability Program	$US [**]

$US [**]

EXHIBIT 2.1

Development Activities (cont’d)

Product Assumptions:

•	Product manufactured at Hospira’s facility in McPherson, Kansas on line M6, Lyo 1

•	Product Commodities:

•	Vial: 50mL [**]

•	[**]

•	[**]

•	Batch Sizes

•	Engineering: ~ [**] vials

•	Clinical: ~ [**] vials

•	Registration / Commercial: ~ [**] vials [**] to be confirmed

•	Bulk drug substance to be supplied by customer

•	API storage conditions: [**]

•	The excipients will be utilized in manufacturing and tested to meet USP/EP standards.

•	Hospira will procure all readily available excipients

•	Finished product storage conditions: Room Temperature (RT)

•	All manufacturing components to be supplied by Hospira (USP/EP).

•	In-process and release testing to meet USP standards.

•	Bioburden, Potency, Appearance, pH

•	Request to transfer potency method to UPLC for in-process timing purposes

•	Packaging Configurations: bulk pack for clinical; commercial packaging ten-pack quoted

•	Hospira to perform 100% inspection and package vials with Durata approved packaging and labeling. If packaging activities are not awarded to Hospira, then approved bulk labeling will be required.

EXHIBIT 2.1

Development Activities (cont’d)

Development Fee Assumptions:

•	Proposal assumes clinical materials will be manufactured with non-dedicated equipment for timing purposes.

•

If required for commercial, dedicated equipment costs (capital and expense) will be the responsibility of Durata. Durata will assume title of equipment upon receipt at the McPherson site. Equipment cleaning to be performed and validated with Hospira McPherson procedures.

•	Proposal assumes no additional container closure validation will be required (matrixed).

•	Proposal assumes no additional vial and stopper sterilization validation will be required (matrixed).

•	Filter compatibility report will be provided to Hospira and evaluated.

•	Hospira McPherson matrix approach to media fills includes this size container and is acceptable to Durata (i.e., no media trials required).

•	Finished Product analytical methods are fully developed and qualified prior to transfer to McPherson.

•	Potency, ID, Impurities; pH, Appearance, Sterility, Particulate matter, BET, Reconstitution time

•	Durata is responsible for any Shipping/Transportation validation and shall provide Hospira a copy of reports prior to the scheduled pre-approval inspection.

•	Regulatory Support:

•	Prior Approval Supplement will be submitted by Durata. Hospira will provide all necessary information for CMC section.

•	Development fee assumes support of US filing. Regulatory support of additional submissions will be quoted as required.

•	Full stability support program proposed for both registration and on-going commercial.

NOTE: Should any of these preliminary assumptions change during the initial technology transfer work, Hospira reserves the right to adjust the technology transfer fees and prices per unit to reflect true changes in costs.

EXHIBIT 3.1

Payment Schedule

Payment of the Development Fee shall be in accordance with the following schedule:

(a) [**] United States Dollars ($US [**]) upon execution of this Agreement and receipt of Hospira’s invoice for the amount due;

(b) [**] United States Dollars ($US [**]) upon [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(c) [**] United States Dollars ($US [**]) within [**] days after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(d) [**] United States Dollars ($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(e) [**] United States Dollars ($US [**]) after [**] and the invoice for the amount due from Hospira;

(f) [**] United States Dollars ($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(g) [**] United States Dollars ($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(h) [**] United States Dollars ($US [**]) after [**] within [**] days after receipt of Hospira’s invoice for the amount due;

(i) [**] United Sates Dollars (US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(j) [**] United States Dollars (($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(k) [**] United States Dollars (($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

EXHIBIT 3.1

Payment Schedule (cont’d)

(l) [**] United States Dollars ($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(m) [**] United States Dollars ($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due;

(n) [**] United States Dollars ($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due; and

(o) [**] United States Dollars ($US [**]) after [**] and within [**] days after receipt of Hospira’s invoice for the amount due.

EXHIBIT 3.2

Stability Studies

Stability Program for Dalbavancin Developmental and Validation batches consists of the following:

[**]

Stability Program Pricing

Program	Cost
Developmental Stability (per batch)	$	[**	]
Developmental Stability ([**] batches simultaneously)	$	[**	]
Commercial Stability (per batch)	$	[**	]

EXHIBIT 3.5

Development Supply Pricing

Development Supply Pricing Table

Program	Cost per Batch			Total Cost
Engineering Batch
• [**] unit batch	$	US [**	]	$	US [**	]
Clinical batches for Phase III
• [**] unit batch	$	US [**	]	$	US [**	]
Registration batches
• [**] unit batch	$	US [**	]	$	US [**	]

Total				$	US [**	]

EXHIBIT 5.5

Dedicated Equipment

Equipment	Req.	Not Req.	N/A	Responsibility		Comment
				Hospira	Durata
[**]		[**]			[**]	[**]
[**]		[**]			[**]
Other dedicated equipment	[**]				[**]	[**]
Price:	TBD*

*	Pricing for Dedicated Equipment will be determined in accordance with Section 5.5.

EXHIBIT 5.10

Product Prices

Commercial Product Pricing Table

Commercial Unit Number per year*	Presentation	US/Canada Commercial Vial Price (10 pack)	EU Commercial Bulk Packaging Price / Vial
Up to [**]	50mL Lyo Vial	$[**]	$[**] / unit & additional tiers can be developed once strategy is set for EU Market
[**] to [**]		$[**]
[**] to [**]		$[**]
[**] to [**]		$[**]
[**] to [**]		$[**]
[**] to [**]		$[**]

*	Note: The volume/tier pricing set forth above is contingent on a Batch size of no less than [**] units of Product.

Example: If Durata were to purchase and have delivered [**] units in a year for the US and Canadian market, the cost to Durata for each of the [**] units in that year would be $[**] per unit or $[**] per 10 pack.

Commercial Pricing Assumptions and Terms:

•	All pricing is in United States Dollars ($US) and is based on the assumptions listed below. Unit pricing is listed in the Commercial Pricing Table above.

•	Annual price adjustments will be made according to the U.S. Producer Price Index, Pharmaceutical Preparation Manufacturing, commodity code PCU325412 (NAICS), beginning January 1, 2013.

•	Pricing for over [**] units in each calendar year assumes a minimum Batch size of [**] units.

•

Pricing to be valid and commercial capacity to be guaranteed by Hospira (according to forecasting mechanisms to be included in the Development and Commercial Supply Agreement) for an initial term of 5 years, following the first sale of the commercial product

•	Commercial volume commitments will be based on forecasted volumes provided by Durata.

•	Durata is responsible for shipment of product from the point of pick-up on the McPherson facility loading dock.

•	Hospira’s API liability will be as per Section 5.4(d).

•	Drug product release testing to be performed by Hospira with issuance of a Certificate of Analysis to Durata.

•	A Development and Commercial Supply Agreement and a Technical Agreement must be executed prior to GMP batch production.

•	Tiered pricing is determined on an annualized, accumulating basis for Product delivered in the relevant calendar year.

•

Based on the total amount of Product delivered to Durata in a calendar year, the Parties will conduct a reconciliation to determine what amounts are to be credited or reimbursed to Durata, in accordance with Section 5.10(c).

EXHIBIT 7.1

Product Test Methods

In consultation with Durata, no later than [**] days after the Effective Date, Hospira will use reasonable efforts to prepare and complete documentation describing the procedures, methods and protocols by which the Product will be tested and released, as specified in Section 7.1. Upon completion, such documentation shall be attached to this Exhibit 7.1 and shall be made an integral part of this Agreement.

CONFIDENTIAL INFORMATION

THIS DOCUMENT WAS CREATED IN SUPPORT OF A ONE2ONE PROJECT.

ACCESS IS RESTRICTED TO AUTHORIZED PERSONNEL.

CONFIDENTIAL

PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

	(Signature)	(Print Signature)	(Date)
Prepared By/R&D Approval:	/s/ D. Stegnor	D. Stegnor	1-26-12
CQ Approval:	/s/ Daryl Alstatt	Daryl Alstatt	01-27-12
Durata Approval:	/s/ Angela Birchler	Angela Birchler	2-8-12

I.	CHROMATOGRAPHIC CONDITIONS

Instrument Parameters:

Column	[**]
Column Temperature	[**]
Detector	[**]
Injection Volume	[**]
Column flow	[**]
Run Time	[**]
Needle wash	[**]

Gradient:

Time (minutes)	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

Hospira, Inc.
McPherson, Kansas	Page 1 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

II.	SYSTEM SUITABILITY

Test	# of Injections	Solution	Criteria
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[**]

[**]	[**]	[**]
[**]

[**]

NOTE: [**]

III.	SOLUTION PREPARATION

NOTE: [**].

[**].

[**].

[**].

Note: [**].

[**]

NOTE: [**].

Preparation of Dalbavancin Reference Standard

[**].

Expiration: [**].

NOTE: [**].

Determination of [**] of Dalbavancin Reference Standard

[**].

Hospira, Inc.
McPherson, Kansas	Page 2 of 8

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PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

Preparation of Dalbavancin [**]

NOTE: [**].

Prepare [**] as follows:

[**].

Expiration: [**].

Preparation of Dalbavancin (500 mg/Vial) Sample (1.0 mg/mL)

[**].

Expiration: [**].

Example Mixing Sequence:

[**]

[**].

Expiration: [**]

Hospira, Inc.
McPherson, Kansas	Page 3 of 8

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PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

IV.	PROCEDURE

Injection Sequence:

Solution	Number of Injections
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**].

Hospira, Inc.
McPherson, Kansas	Page 4 of 8

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PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

Chromatographic Peak Identification Table

Peak	Approximate Relative Retention Time (RRT) Range	Description
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**]

Hospira, Inc.
McPherson, Kansas	Page 5 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

V.	CALCULATIONS

Dalbavancin Potency (% Label Claim):

Note: [**].

% label claim =	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]		[**]		[**]

Where:

[**].

% Drug Component (AUC):

% Drug Component is calculated for the following individual components of Dalbavancin: [**]

Uniformity of Dosage Units Calculations

[**].

Hospira, Inc.
McPherson, Kansas	Page 6 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

Purity Evaluation Calculations

% Individual Impurities (AUC):

Individual impurities include [**].

[**]

Where:

[**]

% Total Degradation Products:

[**].

% Total Degradation products = [**].

[**].

[**].

Hospira, Inc.
McPherson, Kansas	Page 7 of 8

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PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

VI.	EXAMPLE CHROMATOGRAMS

[**]

Figure 1 Example Chromatogram of Standard Preparation at 1.0 mg/mL

[**]

Figure 2 Example Sample Chromatogram at 1.0 mg/mL

[**]

Figure 3 MA-A-1 Example Chromatogram

[**]

Hospira, Inc.
McPherson, Kansas	Page 8 of 8

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PROCEDURAL MONOGRAPH

TITLE: Determination of Dalbavancin and Impurities by HPLC in Dalbavancin for Injection	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE:	SUPERCEDES DATE: March 2, 2011

REVISION HISTORY

Referenced Documents: None

Source Documents: MP-314-R-005-11, Metrics Report 1193 and Vicuron report GE075-04

Monograph number PR-1623-B

[**]

Monograph number PR-1623-A     March 2, 2011

[**]

PROCEDURAL MONOGRAPH

TITLE: Reconstitution Time and Constituted Solution <1> <631> (2.2.1) for Dalbavancin for Injection	MONOGRAPH #: PR-1479-A

EFFECTIVE DATE: April 13, 2011	SUPERCEDES DATE: All New

	Signature	Printed Signature	Date
Prepared By/R&D Approval:	D. Stegner	D. Stegner	4-7-11
R&D Compliance Approval:	G. Kelly	G. Kelly	4-7-2011
CQ Approval:	B. J. Heizelman	B. J. Heizelman	4-8-11
Durata Approval:	Angela Birchler	Angela Birchler	4-12-11

I.	RECONSTITUTION TIME:

[**].

II.	CONSTITUTED SOLUTION <1>:

A.	SAMPLE PREPARATION (for tests listed below):

[**]

B.	COMPLETENESS AND CLARITY OF SOLUTION:

[**].

Hospira, Inc.	Page 1 of 3
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The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Reconstitution Time and Constituted Solution <1> <631> (2.2.1) for Dalbavancin for Injection	MONOGRAPH #: PR-1479-A

EFFECTIVE DATE: April 13, 2011	SUPERCEDES DATE: All New

C.	PARTICULATE MATTER:

1.	[**].

III.	COLOR <631>

A.	Preparation:

1.	[**].

[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

2.	[**].

B.	Procedure:

[**].

IV.	CLARITY AND DEGREE OF [**]

A.	Procedure:

[**].

B.	[**]:

[**].

[**].

TABLE I

[**]

	I		II
[**]	[	**]	[	**]
[**]	[	**]	[	**]

Hospira, Inc.	Page 2 of 3
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PROCEDURAL MONOGRAPH

TITLE: Reconstitution Time and Constituted Solution <1> <631> (2.2.1)for Dalbavancin for Injection	MONOGRAPH #: PR-1479-A

EFFECTIVE DATE: April 13, 2011	SUPERCEDES DATE: All New

C.	[**]:

[**].

V.	REPORTING

Report the [**].

Hospira, Inc.
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PROCEDURAL MONOGRAPH

TITLE: Reconstitution Constituted Solution <1> <631> (2.2.1) for Dalbavancin for Injection	MONOGRAPH #: PR-1479-A

EFFECTIVE DATE: April 13, 2011	SUPERCEDES DATE: All New

REVISION HISTORY

Source Documents: USP <1>, USP <631>, EP (2.2.1)

Referenced Documents: None

Monograph number: PR-1479-A April 13,2011

[**]

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

March 31, 2011

Ms. Angela Birchier

Durata Therapeutics

Executive Director, CMC & Manufacturing

2820 Santa Fe Vista Court

Encinitas, California 92024

Dear Ms. Birchier:

Per your request, please find enclosed:

• PR-0551-H	PROCEDURAL MONOGRAPH Spectrophotometric Identification Tests, USP <197> Absorption Spectrophotometry Infrared (2.2.24)

• PR-0467-G	PROCEDURAL MONOGRAPH Reconstitution Time and Constituted Solution

• PR-0001-T	PROCEDURAL MONOGRAPH pH Measurement <791>

• PR-0463-K	PROCEDURAL MONOGRAPH Uniformity of Dosage Units <905>

• PR-0673-A	PROCEDURAL MONOGRAPH Membrane Filtration Sterility Test Potent Lyophilized Antibiotics, [**] unit test

• PR-0728-M	PROCEDURAL MONOGRAPH Performing the Bacterial Endotoxins test (USP <85>, EP (2.6.14)

• PR-0226-N	PROCEDURAL MONOGRAPH Particulate Matter in Injections <788>, EP (2.9.19), JP

Please be advised that documents such as this are subject to change and that this is confidential information shared with you under our Confidentiality Agreement. Additionally, these documents are not intended for regulatory submission purposes without prior review and approval by Hospira’s Quality Assurance or Regulatory Department.

Best Regards,

/s/ Robert E. Williford
Robert E. Williford

Plant Quality Director

cc:	Jana Durham

Hospira, Inc.

1776G North Centennial Drive

McPherson, KS 67460

620.241.6200

www.hospira.com

PROCEDURAL MONOGRAPH

TITLE: Spectrophotometric Identification Tests, USP <197> Absorption Spectrophotometry Infrared (2.2.24)	MONOGRAPH #: PR-0551-H

EFFECTIVE DATE: May 19, 2006	SUPERCEDES DATE: March 2, 2011

	Signature	Printed Signature	Date
Prepared By:	C. A. Kongs	C. A. Kongs	5-11-06
CQ Approval:	P. E. Brooks	P. E. Brooks	5-11-06
CQ Approval:	Randy L. Edwards	Randy L, Edwards	5-18-06
I.	[**]

A.	Sample Preparation for [**]:

[**].

B.	Sample Preparation for [**]:

[**].

C.	Procedure:

[**]

II.	[**]

A.	[**]

B.	Procedure:

[**].

C.	Calculations:

[**].

Hospira, Inc.
McPherson, Kansas	Page 1 of 1

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PROCEDURAL MONOGRAPH

TITLE: Spectrophotometric Identification Tests, USP <197> Absorption Spectrophotometry Infrared (2.2.24)	MONOGRAPH #: PR-0551-H

EFFECTIVE DATE: May 19, 2006	SUPERCEDES DATE: May 10, 2006

REVISION HISTORY

Referenced Documents: None

Monograph number: PR-0551-H May 19, 2006

1.	[**].

Monograph number: PR-0551-G March 10, 2006

2.	[**].

Monograph number: PR-0551-F November 6, 2002

[**]

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Reconstitution Time and Constituted Solution	MONOGRAPH #: PR-0467-G

EFFECTIVE DATE: March 30, 2007	SUPERCEDES DATE: January 12, 2007

	Signature	Printed Signature	Date
Prepared By:	Cher R. Cicirello	Cher R. Cicirello	3-22-2007
PD Approval:	D. Stegner	D. Stegner	3-22-07
CQ Approval:	Randy L. Edwards	Randy L. Edwards	3-23-07

I.	RECONSTITUTION TIME:

Note:	[**].

A.	[**].

II.	CONSTITUTED SOLUTION <1>:

A.	SAMPLE PREPARATION (for tests listed below):

B.	[**]:

[**].

C.	[**]:

1.	[**].

III.	[**]:

A.	SAMPLE PREPARATION:

[**]

B.	[**]:

[**]

C.	[**]

Hospira, Inc.
McPherson, Kansas	Page 1 of 2

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PROCEDURAL MONOGRAPH

TITLE: Reconstitution Time and Constituted Solution	MONOGRAPH #: PR-0467-G

EFFECTIVE DATE: March 30, 2007	SUPERCEDES DATE: January 12, 2007

REVISION HISTORY

Source Documents: 90.P-0842, 90.P-1258, 90.P-1260

Referenced Documents: None

Monograph number: PR-0467-G     March 30, 2007

[**].

Monograph number: PR-0467-F     January 12, 2007

[**].

Monograph number: PR-0467-E     September 17, 2004

[**].

Monograph number: PR-0467-D     November 17,1999

[**].

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: pH Measurement <791> :	MONOGRAPH #: PR-0001-T

EFFECTIVE DATE: May 28, 2010	SUPERCEDES DATE: September 4, 2009

	Signature	Printed Signature	Date
Prepared By:	Ashley D. Helfrich	Ashley D. Helfrich	05-18-10
CQ Approval:	Shane Tracy	Shane Tracy	5-18-10
R&D Approval:	R. VanDerWege	R. VanDerWege	5-19-2010

I.	[**]

A.	Preparation:

[**].

B.	[**]:

1.	[**]:

a.	[**].

b.	[**].

c.	[**].

2.	[**].

[**]	Expiry	(months)
[**]	[	**]
[**]	[	**]

II.	PROCEDURE

[**].

Examples:

[**].

III.	[**]

[**]

Hospira, Inc.	Page 1 of 4
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PROCEDURAL MONOGRAPH

TITLE: pH Measurement <791> :	MONOGRAPH #: PR-0001-T

EFFECTIVE DATE: May 28, 2010	SUPERCEDES DATE: September 4, 2009

REVISION HISTORY

Referenced Documents: None

Source Document: USP, 94.C-073

Monograph number:     PR-000 l-T       May 28, 2010

[**].

Monograph number:    PR-0001 -S       September 4, 2009

[**].

Monograph number:     PR-000 l-R      April 3, 2009

[**].

Monograph number:     PR-0001-Q      August 22, 2008

[**].

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Uniformity of Dosage Units <905>	MONOGRAPH #: PR-0463-K

EFFECTIVE DATE: June 11, 2010	SUPERCEDES DATE: March 2, 2011

	Signature	Printed Signature	Date

Prepared By:	S. Brown	S. Brown	5-18-10

CQ Approval:	Bill Morris	Bill Morris	6-7-10

CQ Approval:	B. Liggett	B. Liggett	6-7-2010

I.	[**]

A.	Equipment and Materials:

[**]

B.	Procedure:

[**]

Hospira, Inc.
McPherson, Kansas	Page 1 of 4

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PROCEDURAL MONOGRAPH

TITLE: Uniformity of Dosage Units <905>	MONOGRAPH #: PR-0463-K

EFFECTIVE DATE: June 11, 2010	SUPERCEDES DATE: March 27, 2009

C.	Calculations:

1.	Definitions

Term	Definition

[**]	[**]

[**]	[**]

[**]	[**]

[**]	[**]

[**]	[**]

2.	[**]

[**]:

[**]
[**]

[**]

3.	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**].

Hospira, Inc.
McPherson, Kansas	Page 2 of 4

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PROCEDURAL MONOGRAPH

TITLE: Uniformity of Dosage Units <905>	MONOGRAPH #: PR-1623-B

EFFECTIVE DATE: June 11, 2010	SUPERCEDES DATE: March 27, 2011

[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**].

II.	[**]

A.	Procedure: [**].

B.	Calculations:

1.	Definitions

Term	Definition
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**]:

[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**].

3.	[**]:

a.	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

b.	[**].

Hospira, Inc.
McPherson, Kansas	Page 3 of 4

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PROCEDURAL MONOGRAPH

TITLE: Uniformity of Dosage Units <905>	MONOGRAPH #: PR-0463-K

EFFECTIVE DATE: June 11, 2010	SUPERCEDES DATE: March 27, 2009

REVISION HISTORY

Referenced Documents: None

Source Documents: USP

Monograph number: PR-0463-K June 11, 2010

[**].

Monograph number: PR-0463-J March 27, 2009

[**].

Monograph number: PR-0463-I May 30, 2008

[**].

Monograph number: PR-0463-H January 19, 2007

[**].

Monograph number: PR-0463-G April 14, 2006

[**].

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Membrane Filtration Sterility Test Potent Lyophilized Antibiotics, [**] unit test	MONOGRAPH #: PR-0673-A

EFFECTIVE DATE: January 20, 2011	SUPERCEDES DATE: All new

	Signature	Printed Signature	Date
Prepared By/ R&D Approval:	S, R. Kliewer	S. R. Kliewer	1-14-11
B Approval:	N. Moderson	N. Moderson	1-17-11

I.	PRODUCT PROCEDURE

A.	Number of Test Samples: [**] units

[**].

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McPherson, Kansas	Page 1 of 1

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PROCEDURAL MONOGRAPH

TITLE: Membrane Filtration Sterility Test Potent Lyophilized Antibiotics, [**] unit test	MONOGRAPH #: PR-0673-A

EFFECTIVE DATE: January 20, 2011	SUPERCEDES DATE: All new

REVISION HISTORY

Referenced Documents:    QC0653.00

Source Documents:   90.M-0404

Monograph number:   PR-0673-A January 20, 2011

[**]

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

	Signature	Printed Signature	Date
PD Approval:	J. Quint	J. Quint	1-12-11
BQ Approval:	N. Moderson	N. Moderson	1-12-11

I.	SCOPE

The Bacterial Endotoxins Test (BET), [**]

[**]:

[**].

II.	SUPPLIES

[**].

III.	TEST PROCEDURE:

[**].

Hospira, Inc.
McPherson, Kansas	Page 1 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

[**]:

[**]

[**]	[**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Hospira, Inc.
McPherson, Kansas	Page 2 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

A.	Preparation of the Test Sample: [**].

1.	[**]:

a.	[**].

b.	[**].

c.	[**]:

[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

2.	[**]:

a.	Initial Preparation: [**].

b.	Test Sample Preparation:

1)	[**].

2)	[**].

c.	[**]:

1)	[**].

2)	[**].

d.	[**]:

[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

Hospira, Inc.	Page 3 of 8
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]

3.	[**]:

a.	[**].

[**].

[**]:

[**]

[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**].

M.	Analyzing Results:

1.	[**]:

a.	[**].

b.	[**].

[**]:

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

c.	[**].

d.	[**].

Hospira, Inc.
McPherson, Kansas	Page 4 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

2.	Sample Results

a.	[**].

b.	[**].

c.	[**].

d.	[**].

IV.	[**]:

[**].

V.	CALCULATION and INTERPRETATION OF RESULTS:

Note:	[**].

Note:	[**].

A.	[**].

B.	[**]:

[**]	[	**]	[	**]
[**]	[	**]
[**]	[	**]	[	**]
[**]	[	**]
[**]	[	**]
[**]	[	**]

Hospira, Inc.
McPherson, Kansas	Page 5 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

[**]	[**]
[**]

[**]	[**]
[**]

[**]	[**]
[**]

C.	[**]:

1.	[**].

2.	Definitions:

[**]

Hospira, Inc.
McPherson, Kansas	Page 6 of 8

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

[**]

[**]:

[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]
(2)
	=	[**]	[**]	[**]
[**]
	=	[**]
	=	[**]

3.	[**].

4.	[**]:

[**]

[**]	[**]
[**]	[**]
[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

D.	[**]:

NOTE: [**].

1.	[**].

[**]

2.	[**].

[**]

[**]	[**]
[**]

Hospira, Inc.
McPherson, Kansas	Page 7 of 8

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PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

3.	[**].

4.	[**][**].

[**]	[**]
[**]

[**]

[**]	[**]
[**]

5.	[**].

6.	[**].

7.	[**].

A.	Final Products:

1.	[**]:

a.	[**].

b.	[**].

2.	[**]

a.	[**].

b.	[**].

B.	Raw Materials, In-Process Samples, Etc.:

1.	[**].

2.	[**].

C.	[**].

Hospira, Inc.
McPherson, Kansas	Page 8 of 8

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PROCEDURAL MONOGRAPH

TITLE: Performing the Bacterial Endotoxins (USP <85>, EP 2.6.14)	MONOGRAPH #: PR-0728-M

EFFECTIVE DATE: January 28, 2011	SUPERCEDES DATE: June 27, 2008

REVISION HISTORY

Referenced Documents: QC0205.28, QC0220.01, QC0692.00, QC0701.00, QC0719.00, QC0757.00, QC0790.00, QC0792.00, QC0794.00, QC0795.00, QC0796.00, 94.B-014

Source Documents: USP <85>, EP 2.6.14

Monograph Number: PR-0728-M     January 28, 2011

[**].

Monograph Number: PR-0728-L     June 27, 2008

[**].

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Particulate Matter in Injections <788>, EP (2.9.19), JP	MONOGRAPH #: PR-0226-N

EFFECTIVE DATE: September 26, 2008	SUPERCEDES DATE: July 6, 2007

	Signature	Printed Signature	Date
Prepared By:	R. VanDerWege	R. VanDerWege	9-2-2008
R&D Approval:	R. Williamson	R. Williamson	9-2-08
BQ Approval:	Tyler Kershner	Tyler Kershner	9-12-08
BQ Approval:	M. Farney	M. Farney	9-17-08

I.	GENERAL INFORMATION

The procedures described in this monograph are for the purpose of [**].

[**].

II.	[**].

[**].

A.	TEST APPARATUS

[**].

B.	TEST ENVIRONMENT

[**].

NOTE: [**].

        [**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

                                     [**].

Hospira, Inc.
McPherson, Kansas	Page 1 of 3

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PROCEDURAL MONOGRAPH

TITLE: Particulate Matter in Injections <788>, EP (2.9.19), JP	MONOGRAPH #: PR-0226-N

EFFECTIVE DATE: September 26, 2008	SUPERCEDES DATE: July 6, 2007

C.	TEST PROCEDURE

[**]

2.	Determination and Calculation

[**]:

3.	[**].

[**].

NOTE: [**].

[**].

6.	Interpretation

a.	[**].

[**]

[**]	[**]	[**]
[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

[**].

[**].

b.	[**]:

Table 3. [**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Table 4. [**]

[**]	[**]	[**]
[**]	[**]	[**]

Hospira, Inc.
McPherson, Kansas	Page 2 of 3

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Particulate Matter in Injections <788>, EP (2.9.19), JP	MONOGRAPH #: PR-0226-N

EFFECTIVE DATE: September 26, 2008	SUPERCEDES DATE: July 6, 2007

[**]	[**]	[**]
[**]	[**]

[**].

III.	[**].

A.	Test Apparatus

[**].

B.	TEST ENVIRONMENT & PREPARATION OF TEST APPARATUS

[**].

C.	TEST PREPARATION

[**].

[**]

NOTE: [**].

Interpretation

[**].

Table 5. [**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Table 6. [**]

[**]	[**]	[**]
[**]	[**]	[**]
[**]	[**]	[**]

Hospira, Inc.
McPherson, Kansas	Page 3 of 3

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

PROCEDURAL MONOGRAPH

TITLE: Particulate Matter in Injections <788>, EP (2.9.19), JP	MONOGRAPH #: PR-0226-N

EFFECTIVE DATE: September 26, 2008	SUPERCEDES DATE: July 6, 2007

REVISION HISTORY

Referenced Documents: STM 90.P-1156, STM 90.P-1776, STM 90.P-1078

Monograph number: PR-0226-N September 26, 2008

[**].

Monograph number: PR-0226-M     July 6, 2007

[**]

Monograph number: PR-0226-L     December 1, 2006

[**].

Hospira, Inc.
McPherson, Kansas

The information contained in this document is the property of the company and should not be divulged to unauthorized persons.

EXHIBIT 7.2

Form of Quality Agreement

Durata and Hospira agree to consult and use reasonable efforts to prepare and complete the Technical & Quality Agreement, in substantially the form of the Technical & Quality Agreement attached hereto, no later than [**] days after the Effective Date. Upon completion, the Technical & Quality Agreement shall be attached to this Exhibit 7.2 and shall be made an integral part of this Agreement.

Drug

Quality Technical Agreement

Version 01

This Quality Technical Agreement is between:

Hospira Worldwide, Inc.

275 North Field Drive

Lake Forest, IL 60045

- And -

Durata Therapeutics, Inc.

89 Headquarters Plaza North

Suite 306

Morristown, NJ 07960

For the manufacture of Dalbavancin at the Hospira McPherson, KS facility

Effective Date

The Effective Date of this Quality Technical Agreement (QTA) shall be the date of last signature (the “Effective Date”).

SCOPE OF THE QUALITY TECHNICAL AGREEMENT

This Quality Technical Agreement (QTA) defines the key principles of co-operation between Hospira Worldwide, Inc. (“Hospira”) and Durata Therapeutics, Inc. (“Durata”) with respect to technical and Quality Assurance GMP responsibilities. This document outlines the functions and responsibilities for both quality groups for the manufacture of those clinical and commercial Product(s) identified in Appendix 1. Contact and/or Qualified Person information is detailed in additional appendices which may be added to or revised as necessary.

This QTA shall commence on the Effective Date and shall remain in effect until the latest of: (i) the expiration date of the last Batch of Product produced by Hospira for commercial distribution; (ii) completion of any ongoing stability studies; or (iii) two years after the termination of the Development and Supply Agreement. This QTA is to be approved by a manager level, or higher (or designee) of the Quality function by both the Durata and Hospira. The QTA shall be approved by Hospira and Durata prior to commercial/clinical manufacture of Product. This QTA shall be reviewed, amended as needed, and approved, minimally within [**] years of the most current approval date.

In the event of a conflict between the provisions of this QTA and the relevant Development and Supply Agreement, the provisions of this QTA shall control solely for quality-related responsibilities as set forth herein, and the Development and Supply Agreement shall control for all other provisions. This QTA is supplemental to the Development and Supply Agreement and the provisions of that agreement shall govern the activities hereunder to the extent they do not conflict with the terms of this QTA.

All regulatory obligations contained herein that are required of either Party or both Parties by an applicable Regulatory Authority shall survive termination of this QTA.

Objective of the QTA

The objective of this QTA is to set out the technical arrangements for ensuring that the manufacture, quality control, and release of the Product complies with current good manufacturing practices as set forth in 21 CFR Part 11, Parts 210 & 211 in the United States, European Directives 2003/94/EC and 2001/83/EC and Volume IV of the rules governing medicinal products in the European Community, Canadian Regulations Health Canada - Health Products and Food Branch Inspectorate Good Manufacturing Practices (GMP) Guidelines GUI-0001 and related legislation and/or as required for any clinical studies.

Procedures for Revision

This QTA and applicable appendices can be modified as needed with the approval of both parties. This QTA must be modified if any item fails to meet future revisions of US 21 CFR Part 11 and Parts 210 and 211, Canadian Good Manufacturing Practices (GMP) Guidelines 2009 Edition (GUI-0001) and EU Directives including Volume IV of the rules governing medicinal products in the European Community, and other applicable regulations and guidelines, if revisions to this QTA are required other than to the Contact List (Appendix 2) both parties must approve changes in writing. Changes to the Contact List may be updated by either party from time to time by written or e-mail communication. Such updates shall not require formal approval or re-approval of the QTA. This QTA will utilize version control.

Debarment

Hospira represents and warrants that neither it nor any of its employees are debarred under Section 306(k) of the Federal Food, Drug, and Cosmetic Act (the Act) (21 U.S.C. 335a(k)), as amended by the Generic Drug Enforcement Act of 1992, 21 U.S.C. 335[a] (the “Generic Drug Enforcement Act”), and that it has not been convicted of a crime for which it could be debarred under the Generic Drug Enforcement Act. In connection with the Product, Hospira further warrants and represents that it shall not use in any capacity the services of any person debarred under the Generic Drug Enforcement Act, or convicted of a crime for which a person can be debarred under the Generic Drug Enforcement Act.

REVIEW AND APPROVAL SIGNATURES

Hospira Worldwide, Inc. 275 North Field Drive Lake Forest, IL 60045	Durata Therapeutics, Inc. 89 Headquarters Plaza North Suite 306 Morristown, NJ 07960

Plant Quality – Site Signature: /s/ Randy L. Edwards Date: 4 - 14 - 2011 Title: Quality Director /s/ Randy L. Edwards for: Name: Robert Williford	Durata Signature: /s/ Angela Birchler Date: 4/12/11 Title: Name: Angela Birchler, Ph.D.

Corporate Quality Signature: /s/ Natasha Rivas Date: 4 - 15 - 11 Title: Quality Manager, One2One Name: Natasha Rivas	Durata Signature: /s/ Carrie D’ Andrea Date: 12 Apr. 2011 Title: Director, QA/QC & Safety Name: Carrie D’ Andrea

Durata Operations Signature: /s/ Corey Fishman
Date: 12 Apr. 2011
Title: COO
Name: Corey Fishman

Definitions

The following terms used herein shall have the following meanings:

“Adverse Drug Experience (ADE): Per 21CFR 314.80: Any adverse event associated with the use of a drug in humans, whether or not considered drug related, including the following: An adverse event occurring in the course of the use of a drug product in professional practice; an adverse event occurring from drug overdose whether accidental or intentional; an adverse event occurring from drug abuse; an adverse event occurring from drug withdrawal; and any failure of expected pharmacological action.

“Annual Product Qualitv Review (APQR)”: Also known as Annual Product Review (APR), is a process of reviewing the product quality of drug products in order to determine if current processes have inherent capability to reproduce results within specification limits and to determine if manufacturing/packing processes and the corresponding quality systems are in control.

“Applicable Laws”: All laws, ordinances, rules and regulations within the Territory applicable to the Processing of “Product” and the rights and obligations of Hospira or Durata as the context requires, including, without limitation, the U.S. Federal Food, Drug, and Cosmetic Act, as amended and the regulations promulgated thereunder; the Canadian Food and Drugs Act (R.S., 1985, c. F-27), as amended, and the regulations promulgated thereunder; European Directive 2003/94/EC and 2001/83/EC. And related legislation; all applicable cGMP; and all other corresponding laws, ordinances, rules and regulations of any other applicable jurisdiction

“Batch Adjustment”: Procedure used to adjust the bulk Product solution within the range of an in-process control point.

“Batch Record”: The document wherein are contained all of the details pertaining to the manufacture of the Product. These are considered Proprietary Information and are not to be divulged to a third party without prior written permission.

“Bulk Drug Substance”: (or “Active Pharmaceutical Ingredient” or “API”): The pharmacologically active ingredient conforming to the Specifications, either in bulk form (e.g. solid API) or in a formulated solution appropriate for dispensing into dosage units of Product.

“Business Day”: A day which is not a Saturday or Sunday or a bank or public holiday in Morristown, NJ, Chicago, IL or McPherson, KS.

“cGMPs”: Those principles and guidelines of good manufacturing practices as set forth in 21 C.F.R. Parts 210 and Part 211; EU Directive 2003/94/EC - guidelines of good manufacturing practices for medicinal products for human use (EudraLex Vol. 4); Canadian Good Manufacturing Practices (GMP) Guidelines, 2009 Edition (GUI-0001); the ICH Guideline on Good Manufacturing Practice for Active Pharmaceutical Ingredients (ICH Q7A), as adopted by EU Directive 2004/27; and the corresponding requirements of each other applicable jurisdiction.

“Certificate of Analysis (or “CoA”)”: A document, signed by an authorized representative of Hospira, describing the Product Specifications of and testing methods applied to the Product, and the results thereof.

“Certificate of Compliance”: A document signed by an authorized representative of Hospira, attesting that a particular [lot, batch, run] was manufactured in accordance with cGMP, Applicable Law, and the Product Specifications. The Certificate of Compliance may be included within the Certificate of Analysis, or separately, if required by Durata for regulatory purposes or Applicable Law.

“Commodity Specifications or Raw Material Monograph”: A composite of the specifications and testing instructions for raw materials. It describes the chemical, physical, microbiological and biological requirements of the raw materials. It also contains testing instructions that are used to test the raw materials.

“Complaint”: Any direct written, electronic or oral communication of dissatisfaction that alleges deficiencies related to the identity, quality, potency, labeling, purity, stability or appearance. Also includes potential package damage issues.

“Components”: The excipients and all components or component parts of the vials (stoppers, seals, crimps, etc.) into which the Drug will be filled, and the labeling, packaging, ancillary goods, shipping materials and other items to be supplied by Hospira or Hospira’s Component suppliers to manufacture the Product in accordance with the Product Specifications.

“EMA”: European Medicines Agency

“Exception/Deviation”: a departure or deviation from a defined policy, procedure, specification, or regulatory requirement, which may affect the safety, identity, strength, purity or quality of the Product. As defined by the levels below:

“Low”: No potential impact to product quality, regulatory impact, or safety of the Product.

“Medium”: Potential impact to product quality, regulatory impact, or safety of the Product.

“High”: Significant impact to product/process quality, regulatory impact, or safety of the Product.

“Exception Report (ER)”: A Hospira term for a formally tracked report that documents the Investigation for an Exception/Deviation to an established standard, which may affect the safety, identity, strength, purity or quality of the Product.

“Facilities”: Means Hospira Inc. (depending on Product manufacturing and/or testing location, see Appendix 1).

“FDA”: United States Food and Drug Administration, and any successor entity thereto.

“Field Alert”: Notification of a potential safety threat for drug products in commercial distribution within the United States, which are marketed under an approved NDA or ANDA, as defined by FDA in 21CFR 314.81 (b)(1) (i) and (ii).

“Immediately”: As soon as practical or within two (2) business days.

“Manufacturing/Development/Supply Agreement”: The contract between the two parties describing all commercial aspects pertaining to the Product. This QTA is intended as an annex to the Manufacturing/Development/Supply Agreement.

“Marketing Application”: An application for marketing authorization which has not yet been approved by the FDA or other Regulatory Authority, including without limitation, FDA Biological License Application, FDA New Drug Application and other similar marketing authorizations promulgated by Regulatory Authorities.

“Marketing Authorization”: Any approved Marketing Application, including without limitation, FDA Biological License Application, FDA New Drug Application, and other similar marketing authorizations promulgated by Regulatory Authorities.

“Materials”: All API, excipients, printed or unprinted commodities which are used during the manufacturing or finishing process of product.

“NDA”: New Drug Application.

“Out of Specification” (OOS): Refers to a test result which is not within the specified range for that parameter.

“Process” or “Processing”: The compounding, filling and/or packaging of Bulk Drug Substance (API) and other components into Drug Product or Finished Product in accordance with the specifications and the terms and conditions set forth in the applicable approved agreements and this QTA, including validation, maintenance and testing activities associated therewith.

“Product”: All Product(s) listed in Appendix 1.

“Proprietary”: Exclusive property of Hospira.

“Qualified Person”: (QP) The certified person that ensures each batch of product has been manufactured under European Union Good Manufacturing Practices or equivalent and meets the requirements outlined in the marketing authorization. The QP is required for products released into the European Union market.

“QTA”: Shall mean Quality Technical Agreement.

“Recall”: Recall of commercial Finished Product and/or retrieval of clinical material that has the potential to jeopardize the health or safety of patients or is non-compliant with the applicable legislation or cGMP guidelines.

“Re-inspection”: A visual or mechanical evaluation performed to remove or correct defective units for which the process is not expected to have an adverse effect on Product quality. Re-inspection should involve the use of an exception report, except where standard procedure allows for such routine activity in the course of normal processing.

“Reprocessing”: Duplication of a step or steps currently in the manufacturing formula in order to bring formulated bulk Product into conformance with specifications and which will not alter the safety, identify, strength, quality, or purity of Product beyond the established requirements. Reprocessing associated with Product having a regulatory submission requires Regulatory Affairs review.

“Rework”: Any additional steps taken to process a batch after it is filled into its primary container (other than re-inspection) to bring it into conformance with the specifications and which will not alter the safety, identity, strength, quality, or purity of Product beyond the established requirements. All reworks must be documented per pre-approved rework documentation requirements and appended to the exception document.

“Specification”: The quality standards, including tests, analytical procedures and acceptance criteria that are established to confirm the quality of Product. Analogous to “Monograph” in the Hospira McPherson quality system.

“Standard Operating Procedures” (SOPs): The Standard Operating Procedures in effect at Durata or Hospira which have been approved by Durata or Hospira Quality Assurance department.

“Territory” or “Territories”: shall mean those countries and territories for which the Product is being manufactured and within which the Product will be distributed.

“Third Party”: Shall mean a person or entity other than Durata or Hospira or their respective affiliates.

RESPONSIBILITY CHECKLIST

Responsibility for each activity is assigned to either party in the appropriate box in the checklist that follows. Both groups will perform the activities defined herein in accordance with internal Standard Operating Procedures applicable to such activities.

	Responsibility	Hospira	Durata
1.0	Quality Technical Agreements

1.1	Review QTAs, amend as necessary, and approve minimally every [**] years.	[**]	[**]

2.0	REGULATORY AUTHORIZATIONS & CGMP REQUIREMENTS

2.1	Maintains all licenses, registrations and other authorizations as are required to operate a cGMP pharmaceutical manufacturing facility under the Applicable Laws and will inform Durata immediately of any changes covering these aspects.	[**]	[**]

2.2	Maintains and operates its Facilities in compliance with cGMPs and all other Applicable Laws.	[**]	[**]

2.3	Operates the facility in a manner to prevent contamination and/or cross-contamination in conformance with cGMPs and all other Applicable Laws.	[**]	[**]

2.4	Meets all Regulatory filing requirements for all Product packaging configurations processed at its Facilities.	[**]	[**]

2.5	Durata is responsible for Drug Listing and Content of Labeling submission through the Structured Product Labeling Release 4 (SPLr4), Hospira will provide the Establishment name and DUNS number necessary to complete the establishment portion of the Drug Listing.	[**]	[**]

2.6	Maintains documentation to support applicable regulatory filings (e.g. Marketing Applications and/or variations or supplements, Clinical Trial Applications, etc.) that are applicable to the Processing of the Product at the Facilities, and for ensuring such documentation is available and accessible for inspectional purposes.	[**]	[**]

2.7	Processes the Product in accordance with cGMPs and all other Applicable Laws.	[**]	[**]

2.8	Supplies all agreed upon information related to the manufacture of the Product so that Durata Quality Assurance can certify and release to market the manufactured Product, as applicable.	[**]	[**]

	Responsibility	Hospira	Durata
2.9	Annual Product Quality Review (APQR): Performs APQR in accordance with US 21CFR 211.180 (e), Chapter 1 of Volume IV of the rules governing the medicinal products in the European Community and C.02.011 of the Canadian Food and Drug Regulations. Reviews are conducted at least annually employing one year of data.	[**]	[**]

Compiles APQR reports that contain all required elements related to the manufacturing and testing of Product at Hospira. The following inputs shall be reviewed by Hospira:

•      Batch Lot Review

•      Rejects/Rework, Reprocessing of Drug Products

•      Events and CAPA Investigation Review

•      Vendor/Supplier Assurance for those materials Hospira maintains responsibility for

•      Change Control/Documentation Review

•      Technical/Quality Agreement

•      Raw Material Rejects Review

•      Process Control

•      Lab Investigations

•      Analytical Methods Validation

•      Stability Data (Post Approval) and Investigations Review

•      Process Validation Status Review

•      Equipment and Utilities Qualification Review

•      Manufacturing and Packing Review

		[**]	[**]

Hospira shall assess these manufacturing and quality processes under its control and determine whether corrective or preventative actions or any revalidation is needed to drive continuous product and process improvements.

		[**]	[**]

Provides copies of the APQR reports to Durata within [**] days from the end of the reporting period and in a format that facilitates review and inclusion in the final APQR report prior to its due date.

		[**]	[**]
	Compiles final APQR reports that contain all required elements related to the manufacturing, testing, market distribution and marketing.	[**]	[**]

2.10	Prepares, maintains and updates the Marketing Authorizations in accordance with all Applicable Laws.	[**]	[**]

	Responsibility	Hospira	Durata
2.11	Provides Hospira with copies of those portions of the Marketing Applications and/or applicable variations or supplements to the Marketing Applications which pertain to the Processing of Product at Hospira for review and comment prior to submission to the applicable Regulatory Authority.	[**]	[**]

	Review and submit proposed revisions back to Durata within [**] business days.	[**]	[**]

2.12	Prepare and submit post-marketing Annual Reports to the FDA and the other Regulatory Authorities in accordance with Applicable Laws.	[**]	[**]

	Durata informs Hospira Regulatory Affairs of the annual reporting period and regulatory approval anniversary date for Product within [**] days after obtaining approval.	[**]	[**]

Provides updated information to Durata for inclusion in the annual report within [**] days after the regulatory approval anniversary date. Hospira agrees to provide Durata with an Annual Stability Report for inclusion in the Annual Report. Hospira agrees to provide Durata with a summary of changes and rationale for the following for inclusion in the Annual Report:

•      Product Specifications and analytical methodology

•      Methods of manufacturing and packaging

•      Packaging component specifications and testing methods

•      Inactive ingredient specifications and analytical methodology

		[**]	[**]

2.13	Provide notification within [**] business days of receipt of any deficiency letter that contains observations pertaining to manufacturing operations for Product. Provide a copy of the deficiency letter redacted to exclude any proprietary information.	[**]	[**]

Submit a written response to each minor observation within [**] business days of notification. Timing of responses to major observations will be negotiated between Durata and Hospira.

Hospira is not obligated to provide regulatory support to deficiency letters for regulatory applications that have not met the conditions stated in 2.10 above.

		[**]	[**]

	Responsibility	Hospira	Durata
2.14	Provide necessary Letter of Authorization (LOA) to permit reference to the Drug Master File (DMF) in support of manufacture of Product. Responsible for maintenance of the DMF in accordance with the regulations of the applicable Regulatory Authority. Provide notification of any DMF change that could potentially trigger Prior Approval by a regulatory agency before submitting the change to the authority and prior to implementation.	[**]	[**]

	Prepare and submit Annual Report to the DMF to the appropriate Regulatory Authorities in accordance with Applicable Laws.	[**]	[**]

3.0	Regulatory Actions & Inspections

3.1	Permits inspections by the Regulatory Authorities of all relevant premises, procedures and documentation.	[**]	[**]

3.2	Immediately notifies Durata QA of the first day of any FDA or other Regulatory Authority inspection, or notice of inspection of the Facilities relating to the Product.	[**]	[**]

3.3	Notifies Hospira of any adverse inspection or audit findings from FDA or other Regulatory Authority inspection relating to the Product and that may directly impact the filing activities.	[**]	[**]

3.4	Notifies Durata of any adverse inspection or audit findings from FDA or other Regulatory Authority inspection that may directly impact the Product.	[**]	[**]

3.5	Provides copies to Durata QA of any Regulatory Authority audit findings relating to Product.	[**]	[**]

3.6	Generates response(s) to any Regulatory Authority audit finding, or the like, in a timely manner.

	Provides draft of response(s) directly related to Product to Durata for review.	[**]	[**]

3.7	Provides input and approves response(s) to any Regulatory Authority audit finding, or the like, relating to the Product.	[**]	[**]

3.8	Provides Durata with copies of final response(s) to Regulatory Authority findings, or the like, relating to the Product within [**] business days of supplying them to the Regulatory Authority, given that Hospira may redact any confidential or proprietary information which is unrelated to the Product.	[**]	[**]

3.9	Hospira shall provide a copy of the EIR for a general GMP inspection upon request. For pre-approval inspections, a copy will be sent within [**] business days of receipt. All information sent to Durata will be redacted to exclude any Proprietary Information.	[**]	[**]

	Responsibility	Hospira	Durata
3.10	Notifies the other party of any Regulatory Authority request for Product samples or Hospira batch records prior to shipment.	[**]	[**]

3.11	Notifies the other party of any requests for information, notices of violations or other communication from a Regulatory Authority relating to environmental, occupational health and safety compliance relating directly to Product manufacturing at Hospira.	[**]	[**]

3.11	Notifies the other party of any requests for information, notices of violations or other communication from a Regulatory Authority relating to environmental, occupational health and safety compliance relating directly to Product manufacturing at Hospira.	[**]	[**]

4.0	Audits

4.1	Entitled to conduct [**] during normal business hours of the Hospira facility every 12 months to evaluate manufacturing, quality control and testing processes directly related to the Product. Durata will notify Hospira in writing [**] days in advance of the audit. Durata and Hospira will determine mutually acceptable dates for the audit. Durata will limit audits to no more than [**] days and no more than [**] auditors designated by or representing Durata.	[**]	[**]

	Hospira shall provide Durata with copies of Hospira’s manufacturing records relating to the Product for the purposes of assuring Product quality and compliance with agreed-upon manufacturing procedures.	[**]	[**]

	Reserves the right to conduct additional audits in response to incidents/deviations/exceptions associated with the manufacture/testing of the Product, given that a reasonable advanced notice is provided to Hospira. Each of the quality audits will be conducted during normal business hours at mutually agreed upon times and by no more than [**] auditors for [**] days, except if the parties mutually agree that a longer for-cause audit period is necessary.	[**]	[**]

Regulatory Authority inspections take the highest priority; therefore the facility may not be accessible at a given time for an audit.

4.2	An audit report will be issued to Hospira within [**] days of site audit.	[**]	[**]

	Responsibility	Hospira	Durata
	Completes responses to audit findings within [**] days of receiving audit report. Responses that are deemed not acceptable or incomplete or inadequate, will be reviewed with the respective Quality management and commercial business representatives from both companies for resolution.	[**]	[**]

5.0	Materials

5.1	As applicable, reviews and approves changes to Raw Materials, Test Reagents and Analytical Supplies, Processing Components, Excipients, and Filling and Packaging Components directly associated with the Product.	[**]	[**]

5.2	Maintains Specifications provided by Durata and ensures the procurement of, storage of, sampling of, testing and release of applicable Raw Materials, Test Reagents and Analytical Supplies, Processing Components, Excipients, and Filling and Packaging Components per those Specifications.	[**]	[**]

5.3	Disposes of Product waste and any specially regulated waste related to the Processing of the Product per local, state or Regional guidelines.	[**]	[**]

5.4	Maintains a Supplier Qualification program for Hospira specified vendors used for Raw Materials, Excipients, Filling and Packaging Components.	[**]	[**]

5.5	Qualifies Supplier of API and any supplier specific to Durata Product, (i.e. not used by Hospira for other products or used for purposes unrelated to Product) and provides a copy of the documentation approving the supplier (upon request).	[**]	[**]

	Responsible for conducting periodic audits of said suppliers.	[**]	[**]

5.6	Responsible for providing Bulk Drug Substance (API), either formulated or unformulated.	[**]	[**]

	Responsible for ensuring API complies with applicable TSE/BSE and residual solvents requirements.	[**]	[**]

5.7	Assist in locating and qualifying a new vendor or source for any commodity, component, packaging commodity, material or excipient used specifically for Product should the currently approved vendor or source become unable to provide said commodity, component, packaging commodity, material or excipient.	[**]	[**]

	Responsibility	Hospira	Durata
5.8	Within [**] days of receipt of any API supplied by Durata, Hospira shall perform an identification test on the API and confirm the shipment quantity. Informs Durata of any deviations, OOS testing or investigations or inaccuracies with respect to quantity.	[**]	[**]

5.9	For the materials directly purchased by Hospira, the traceability to the supply chain will be maintained as part of the approved supplier listing (For EU product).	[**]	[**]

5.10	For the materials provided to Hospira by the Durata, the Durata will provide to Hospira a Certificate of Analysis which includes traceability of the supply chain. (For EU product).	[**]	[**]

6.0	Labeling

6.1	Responsible for the development (including translations into non-English languages) and final approval of all Product labeling.	[**]	[**]

	Facilitate development of the labeling artwork and submission of final labeling to the manufacturing plant.	[**]	[**]

6.2	Responsible for obtaining printed labeling from an approved label vendor and applying the approved label to the final Product.

	If Durata requests delivery of unlabeled Product in vials or syringes for commercial supply from Hospira, Hospira will apply an identification code (i.e., bar code) to each container either by printing onto a component of the container or by applying a label containing relevant information. The identification code will contain Product specific information (e.g., lot number, list number, etc.). Hospira will perform a 100% verification of all containers prior to packaging. Durata will 100% verify upon delivery that each container bears the correct code prior to application of the final labeling. Identification and verification shall be validated and documented by each company. Hospira and Durata will establish procedures for the investigation of containers that do not pass 100% verification and for the establishment and review of corrective actions.	[**]	[**]

6.3	Any changes to labeling and/or packaging shall be communicated to Hospira in writing at least [**] days prior to the desired implementation date together with the required documentation specifying the content to be included in the labeling and/or packaging, including all necessary artwork.	[**]	[**]

	Responsibility	Hospira	Durata
6.4	Labels Product shipping containers with an identity label containing the following minimum information: Item Description Lot Number Manufacturing Date Storage Conditions Quantity / Number of Units	[**]	[**]

7.0	Training

7.1	Employees engaged in the manufacture, filling, storage and testing of Product shall have education, training and experience or any combination thereof, to enable that person to perform the assigned functions.	[**]	[**]

•   Training on the applicable procedures and cGMPs shall be conducted by qualified individuals on a continuing basis and with sufficient frequency to assure that employees remain familiar with requirements applicable to them.

•   Completes assessments of training effectiveness and employee competency as appropriate.

•   All training will be documented in a training record for each employee, and kept current.

•   Employees will be trained with respect to data integrity and fraud.

8.0	Subcontractors

8.1	Hospira maintains a comprehensive listing of approved third party contractors who may be contracted to perform analytical services. Hospira requires all contract laboratories to operate in compliance with GXP, compendia requirements and any other applicable regulations.	[**]	[**]

	Under no circumstances will a contract laboratory subcontract services to another laboratory without prior written approval from Hospira.	[**]	[**]

	All contract laboratories once approved require re-certification by Hospira per Hospira procedure.	[**]	[**]

	Hospira will provide Durata with a list of all contract laboratories and services provided in support of Product, upon request.	[**]	[**]

	Should Durata choose to contract a laboratory that is not a Hospira approved laboratory, Durata shall be responsible for conducting audits of said laboratory.	[**]	[**]

8.2	Hospira will not subcontract work related to Processing the Product to Third Parties.	[**]	[**]

	Responsibility	Hospira	Durata
9.0	Equipment, Validation, Calibration and Preventative Maintenance

9.1	Responsible for installation, qualification (where required), calibration (where applicable), and maintenance of equipment utilized in the manufacture, testing and release of Product.	[**]	[**]

9.2	Perform appropriate installation qualification (IQ), operational qualification (OQ), and/or performance qualification (PQ) for the required classes of equipment used and process used for the production and control of Product. Responsible for periodic re-evaluation and/or re-validation in accordance with appropriate specifications / procedures.	[**]	[**]

	Responsible for documentation of such activities and/or scheduling of revalidation. Copies of Product specific documentation will be made available upon request. All other documentation, if agreed to be provided, is considered Confidential Information for internal use only by Hospira and Durata and is not to be divulged outside of Durata’s control without prior written permission by Hospira. These documents should not be used for Submission or Inspection purposes without prior written agreement of Hospira.	[**]	[**]

9.3	Maintain calibration, preventive maintenance and user standardization programs to support the manufacture and validation of Product. Manufacturing and laboratory equipment calibration data will be documented. All equipment will be tagged, as appropriate, so that the operating personnel are aware of the calibration status of all equipment. Product specific documentation will be made available upon request. All other documentation, if agreed to be provided, is considered Confidential Information for internal use only by Hospira and Durata and is not to be divulged outside of Durata’s control without prior written permission by Hospira. These documents should not be used for Submission or Inspection purposes without prior written agreement of Hospira.	[**]	[**]

9.4	Provide notification prior to implementation of any significant changes to utilities, systems and equipment (e.g., HEPA filters, WFI systems, autoclaves, etc.) including location of the equipment if different from the location in the regulatory filing used in the manufacture of Product that may result in a change to the regulatory application.	[**]	[**]

10.0	Process Validation

10.1	Maintains, qualifies and validates the Facility, equipment and processes associated with Processing the Product, including cleaning validation.	[**]	[**]

	Responsibility	Hospira	Durata
	For those processes that are general to Hospira’s operation for the class of products that are produced, Hospira will review and approve validation protocols prior to execution. Copies of these protocols will be provided to Durata.	[**]	[**]

	For those processes that are specific to Product, Hospira and Durata will review and approve the validation protocols prior to execution.	[**]	[**]

10.2	Conducts prospective process validation, when applicable (e.g. in the event of a process change).	[**]	[**]

	Execute the Process Validation on at least [**] batches of Product unless otherwise agreed upon between Hospira and Durata.	[**]	[**]

	Communicate any exceptions encountered during the execution of Validation Protocols specific to Product within [**] business days. Exceptions that cannot be resolved require the Validation Protocol to be repeated on additional batches until at least [**] consecutive batches meet all specification requirements. Document any exceptions encountered during the execution of the Validation Protocol.	[**]	[**]

	For those exceptions encountered during the execution of validation protocols specific to Product, Hospira and Durata will review and approve.	[**]	[**]

	Prepare a validation summary report which will be provided upon request.	[**]	[**]

Hospira will plan, execute, and report qualification and/or validation according to Hospira policies. In order to maintain consistent rationales, philosophies, and justifications, any requests by third parties to deviate from Hospira procedures must be submitted in writing and approved by Hospira corporate and One 2 One Quality, as well as Hospira site Quality, Operations and Validation.

10.3	Reviews and approves validation documentation of Processes general to operation for the class of products that are being produced.	[**]	[**]

10.4	Reviews validation documentation of Processes directly associated with the manufacturing of the Product.	[**]	[**]

10.5	Approves validation documentation of Processes directly associated with the manufacturing of the Product.	[**]	[**]

	Responsibility	Hospira	Durata
10.6	Validation program has requirements for periodic re-validation (media fill; cleaning; sterilization; etc.) and address revalidation of major process changes.	[**]	[**]

10.7	Generates a Product-specific process transfer validation master plan (if applicable)	[**]	[**]

10.8	Approves all Product-specific process transfer validation master plan(s).	[**]	[**]

10.9	Stores Validation Protocols and Reports for the duration of the Manufacturing Supply Agreement. Provides, upon request, a copy of Product related validation documents. Provides notification before destruction of any Product related Validation Protocols and Reports.	[**]	[**]

	Durata maintains the right to take possession of such documents at its own expense.	[**]	[**]

10.10	Reserves the right to have a representative present during Tech Transfers and/or Process Validation runs given that reasonable advanced written notice is provided.	[**]	[**]

	Hospira may limit Durata’s presence or exposure at times when proprietary or confidential information of a Third Party, unrelated to the Process, could be observed.	[**]	[**]

11.0	Batch Record

11.1	Generates the Master Batch Record.	[**]	[**]

11.2	Approves the Master Batch Record.	[**]	[**]

11.3	Reviews and approves the executed batch record for each batch of Product. Sends executed batch record to Durata.	[**]	[**]

11.4	Reviews and approves the executed Batch Record for each batch of product within [**] business days of receipt.	[**]	[**]

11.4	Batch record change control is governed by the procedures of the appropriate manufacturing plant. Original batch records will be maintained on site by Hospira Manufacturing Quality and are available for inspection and review in accordance with the provisions of the Development and Supply Agreement.	[**]	[**]

11.5	Maintains all executed batch records in accordance with established retention and destruction procedures unless otherwise specified in the Development and Supply Agreement. Copies of approved Batch Records specific to Product will be provided upon request.	[**]	[**]

12.0	Production

12.1	Manufactures and tests the Product at the facilities in accordance with the Product Master Batch Records, the SOPs referenced therein and the approved Specifications.	[**]	[**]

	Responsibility	Hospira	Durata
12.2	Reviews and approves the manufacture and testing of the Product in accordance with the Product Master Batch Records, Product related SOPs referenced therein, and the approved Specifications.	[**]	[**]

12.3	Performs Environmental Monitoring (area and personnel) where appropriate.	[**]	[**]

12.4	Notifies Durata of any changes increasing or decreasing the batch size prior to the execution of the run. Validation of the batch size change will be dependent on the type of Product (e.g., drug or biologic) as documented in the Development and Supply Agreement. A reduction of the expected batch size due to Product loss from an unplanned or exceptional event shall be documented accordingly in the Batch Record.	[**]	[**]

	Define the manufacturing directions for process criteria and adjustment in a documented investigation prior to execution. Product samples will be placed on stability if appropriate.	[**]	[**]

	Approve batch adjustments prior to execution.	[**]	[**]

12.5	Document reasoning and justification for any reprocessing or reworking of Product in the Batch Record.	[**]	[**]

	Approve protocols for reprocessing procedures, including placing Product on stability, when applicable.	[**]	[**]

	Provide written confirmation that the appropriate regulatory action has been taken for any reprocessing, when applicable.	[**]	[**]

12.6	Approve re-inspection work according to established procedures. Document reason, justification, and results of the re-inspection in the Batch Record.	[**]	[**]

12.7

Shall not manufacture Durata’s Product on equipment also used to dispense or formulate active pharmaceutical ingredients, or to manufacture, fill or package solution products containing any of the following compounds, where such use might reasonably constitute a possible risk of cross-contamination without Durata’s prior written consent:

1.      Penicillins, cephalosporins and beta lactams

2.      Pesticides, fungicides and rodenticides

3.      Cytotoxic and antineoplastic compounds (oncolytics)

4.      Human tissue or blood-derived biologic products

5.      Live vaccines

		[**]	[**]

	Responsibility	Hospira	Durata

In the event Hospira proposes addition of a restricted compound of types 2-5 above, Hospira Quality shall perform the following:

1. Contact Durata Quality in a timely manner to discuss addition of a new restricted compound per above terms.

2. Provide a description of the class of product to be added; note, however, that specific compound names cannot be provided due to confidentiality agreements.

		[**]	[**]

13.0	Exceptions/Deviations

13.1	Utilize a documented exception reporting procedure (e.g., SOPs) for the identification and disposition of nonconforming materials and/or processes used in the manufacture of Product. The procedure will include processes for batch specific corrective actions and for long-term preventive actions. The procedure will also include provision and process for assuring the performance of adequate and appropriate investigations.	[**]	[**]

13.2	Notifies Durata QA, in writing, of any High Level Exception/Deviation or Product investigation that is specific to Product and that may affect quality, safety or efficacy of the Product.	[**]	[**]

13.3	Receives complete reports relating to any High Level Exceptions/Deviations or Product investigations that may impact quality, safety or efficacy of the Product. Provides a formal written response approving / rejecting report conclusion(s) within [**] business days of receipt.	[**]	[**]

Note: if applicable, the Durata QP will review all High Level Exceptions/Deviations and investigation reports pertaining to Product released by EU QP.

13.4	For Biological products it is the responsibility of Hospira to promptly notify Durata of any potentially reportable exceptions / deviations.	[**]	[**]

	It is the responsibility of Durata to report the exception/deviation to the FDA if deemed necessary	[**]	[**]

14.0	Lot Number & Expiration Dating Assignment

14.1	Assigns lot numbers using internal procedures and communicates such lot numbers as soon as reasonable to facilitate Hospira tracking.	[**]	[**]

14.2	Responsible for labeling the package for Product with dating information. Durata and Hospira will agree on the labeling format based on the manufacturing site’s capabilities.	[**]	[**]

	Durata will advise Hospira of the approved expiration date for each lot of Product labeled at its facility.	[**]	[**]

	Responsibility	Hospira	Durata
	In the event Durata wishes to extend the expiration date of Product, Durata will provide to Hospira a written request for extension of expiry with appropriate supporting data.	[**]	[**]

15.0	Compliance of Specifications & Other Pertinent Controlled Documents & Change Control

15.1	Generates the Product Specification (for those tests performed at Hospira).	[**]	[**]

15.2	Approves the Product Specification.	[**]	[**]

Hospira may establish in-process controls or targets and release specifications that are tighter than Product shelf life specifications. These controls are utilized for process trending and do not constitute a regulatory commitment. Excursions from these targets, but within Product shelf life limits will not require notification of Durata. Hospira will follow appropriate investigation and documentation for all excursions.

15.3	Provide validation packages for all non-compendia test methods specific to Product unless otherwise agreed to in the Development and Supply Agreement.	[**]	[**]

	Verify compendia test methods (e.g., USP, EP, BP, JP). Complete a “Method Transfer” study for complex test methods	[**]	[**]

	prior to testing of manufactured Product.	[**]	[**]

15.4	Notifies Durata prior to implementation of any proposed changes to the Facilities or the Processing that may impact the quality, purity, safety, effectiveness or regulatory status of Product.	[**]	[**]

15.5	Submits in writing any proposed changes to the Specifications, Methods and any other pertinent controlled documents, that can affect the quality, purity, safety, effectiveness or regulatory status of Product, to the other party for review and incorporation into their respective quality system, prior to the implementation of such changes and the submission of any such changes to the Regulatory Authorities.	[**]	[**]

15.6	Approves in writing said changes as discussed in 15.5.	[**]	[**]

	When a change is known to require or has the potential to require a regulatory submission, appropriate representatives from each firm will develop a joint strategy to secure the appropriate regulatory approval(s).	[**]	[**]

15.7	Acts as the liaison with Regulatory Authorities for the approval, maintenance and updating of Product Specifications and other pertinent information in Marketing Authorizations.	[**]	[**]

	Responsibility	Hospira	Durata
15.8	Provides documentation needed to maintain the Product Specification File in accordance with the applicable Regulatory Authorities.	[**]	[**]

15.9	Responsible for monitoring Compendia for Product specific changes and notifying Hospira of said changes	[**]	[**]

16.0	Testing & Analysis

16.1	Uses appropriately validated/qualified analytical methods for routine Product testing.	[**]	[**]

16.2	Performs a bioburden test immediately before sterile filtration and filling operations. Informs Durata of any deviations, OOS testing or investigations, and provides all test results.	[**]	[**]

Note: Bioburden results may be required by Durata to complete the Formulated Drug Substance Certificate of Analysis.

16.3

Performs Bulk (as needed) and Drug Product sterility testing according to the approved Specifications and applicable Hospira protocols. Sterility results may be required by Durata to complete the Drug Product Certificate of Analysis.

Note: Sterility testing for Product(s) released by EU QP must be performed in an EU laboratory.

		[**]	[**]

16.4	Notifies Durata QA of any apparent out of specification (OOS) failures specific to Product within [**] business day, i.e. excluding determinate laboratory errors.	[**]	[**]

16.5	Investigates all OOS test results and retests performed per approved Hospira procedures.	[**]	[**]

16.6	Provides Durata with copies of investigation reports and associated documents relating to initial (unconfirmed) and confirmed OOS investigations.	[**]	[**]

16.7	Ensures that retesting or re-sampling is performed per approved procedures.	[**]	[**]

16.8	Immediately reviews and approves all conclusive OOS investigations and notifies the EU Qualified Person, as applicable.	[**]	[**]

16.9	Will not contract work related to Product to Testing Laboratories unless approved by Durata.	[**]	[**]

17.0	Samples

17.1	Samples Product according to cGMPs and Applicable Laws and as otherwise agreed to by the parties and documented in approved procedures.	[**]	[**]

17.2	Provides all non-USP reference samples standards required for testing (if required).	[**]	[**]

	Responsibility	Hospira	Durata
17.3

Hospira shall maintain reserve samples of Product unless otherwise requested by Durata. Reserve samples will be maintained under environmental conditions in concurrence with Product labeling in a sufficient quantity to perform all release tests [**] except for sterility, pyrogen and the identification of objectionable microorganisms.

Reserve samples will be held for a minimum of [**] after Product expiration date.

Reserve samples of Product from representative batches selected by acceptable statistical procedures sail be examined visually at least once a year, unless visual examination would affect the integrity of the reserve sample.

If applicable, retains at minimum [**] per batch of Finished Product in adequate conditions.

		[**]	[**]

17.4

Reserve samples of the active and inactive ingredients used in the manufacture of Product will be maintained in a sufficient quantity to perform all release tests [**] except for sterility, pyrogen and the identification of objectionable microorganisms. Active ingredients will be held for a minimum of [**] after product expiration date, or per Hospira procedure, whichever is longer. Inactive ingredients will be held a minimum of [**] years after Quality approval, or per Hospira procedure, whichever is longer.

Solvents which do not appear in the final formula, compressed gases and water are not retained.

		[**]	[**]

17.5	Sends samples to the appropriate Regulatory authorities (as applicable).	[**]	[**]

18.0	Release

18.1	Responsible for release of product for shipment to Durata.	[**]

18.2	Responsible for release of Product for commercial or clinical use.	[**]	[**]

18.3

Responsible for final lot disposition. Durata’s Qualified Person is responsible for release of Product intended for the EU market.

Note: For any Product manufactured and/or tested at a Hospira facility within the EU, a Certificate of Conformity signed by the Hospira Qualified Person (QP) is required for each batch, stating that the specific lot was manufactured and/or tested in compliance with EU GMP and the approved Marketing Authorization.

		[**]	[**]

	Responsibility	Hospira	Durata
18.4	Will not ship the Product without an Authorization to Ship from Durata Quality, unless prior approval has been received from Durata and is documented in Product Specification.	[**]	[**]

18.5	Implement sufficient controls such that clinical supplies are accounted for and maintained at one facility until Hospira completes final Product release. No clinical supplies may be distributed beyond Durata’s immediate facility / control until final Product release by Hospira.	[**]	[**]

18.6	Verify all units of manufactured Product by two independent counts and sign at the time of loading. Forward the documentation of the shipping amounts to Durata or designee.	[**]	[**]

18.7	Verify received quantities, via a signature receipt and adequate procedures, to ensure control of shipped material. Forward a copy confirming the receiving quantities to Hospira Materials Management. Assumes responsibility for control of Product once it leaves Hospira’s facility.	[**]	[**]

19.0	Records Required for Release

19.1	Provides Certificate of Analysis (COA) for Drug Product for each manufacturing run of Product to Durata. The COA will certify that Product was manufactured in a cGMP compliant facility and was tested in accordance with, and meets the filed regulatory shelf life specifications. COA’s for Product will contain at minimum the following information:	[**]	[**]

•      List number or product code as applicable

•      Lot number

•      Name of Product

•      Name and address of the Plant

•      Product’s Manufacturing Date

•      Product’s Expiration Date

•      Name of the test

•      Specification limit

•      Test result as a numerical value unless designated Pass / Fail in the specification limit

•      Quality approval and date

If there is an Exception Report related to the batch, Hospira will also provide Exception Report/ Investigation Summary (including OOS investigations).

19.2	Provides copies of all documentation necessary for the other party to respond to inquiries by Regulatory Authorities at the time at which such an inquiry is made.	[**]	[**]

	Responsibility	Hospira	Durata
20.0	Storage & Transportation

20.1	Receives and/or stores the Bulk Drug Substance (API), Drug Product, and/or Finished Product in accordance with approved Specifications while at Hospira Facilities.	[**]	[**]

	Notify Durata of any environmental outage within [**] business days of becoming aware of the event. Provide documentation of the outage and subsequent investigation to Durata upon their request.	[**]	[**]

20.2	Provide specific details on monitoring device requirements and loading patterns for Sample and Product shipments.	[**]	[**]

20.3

Downloads and reviews the information from temperature monitoring devices sent with Bulk Drug Substance (API). Informs Durata of any temperature excursion.

- or -

Returns temperature monitoring devices sent with Bulk Drug Substance (API) to Durata for downloading and data review.

		[**]	[**]

20.4	Stores Raw Materials, Test Reagents and Analytical Supplies, Processing Components, Excipients, and primary Packaging components under correct storage conditions.	[**]	[**]

20.5	Responsible for validating shipping conditions (samples and Product shipments).	[**]	[**]

20.6	Responsibility for Product shall pass to Durata when Product is made available to Durata’s designated carrier at the loading dock at Hospira’s McPherson facility.	[**]	[**]

20.6	Coordinate transport of samples and Product to Durata under correct shipping conditions.	[**]	[**]

20.7	Investigates any temperature excursions during Sample or Product shipments (between Durata and Hospira facilities).	[**]	[**]

20.8	Investigates any temperature excursions during Sample or Product shipments (between Hospira facilities).	[**]	[**]

21.0	Safety

21.1	Maintains safety/hazard and handling data on the Bulk Product and filled Product (e.g. MSDS).	[**]	[**]

21.2	Provides and updates safety/hazard and handling data on the Product to Hospira (e.g. MSDS).	[**]	[**]

22.0	Complaints & Adverse Events

22.1	If received, forwards Product complaint information within [**] business days to Durata.	[**]	[**]

22.2	Has a system for managing marketed Product Complaints. Complaints are received, logged, evaluated and categorized in accordance with internal procedures.	[**]	[**]

22.3	Investigates all Product complaints.	[**]	[**]

	Responsibility	Hospira	Durata
22.4	Forwards Complaints concerning activities performed at Hospira within [**] business days for investigation.	[**]	[**]

22.5	Conducts an internal investigation to determine the validity of a Product complaint if requested by Durata.	[**]	[**]

22.6	Provides Durata with any information relating to the Processing of the Product that is necessary to address a product complaint and (if applicable) makes any process changes necessary to address the complaint.	[**]	[**]

22.7	Provides Durata with final results of the investigation and identifies corrective action, if appropriate and when commercially reasonable, within [**] calendar days. If a complaint investigation exceeds [**] calendar days, status updates of the Complaint investigations can be provided every [**] calendar days.	[**]	[**]

Note: Investigations of Product complaints posing potential risks to patient safety may be expedited. Such complaints will be highlighted by the Durata complaint coordinator in correspondence with Hospira.

22.8	Issues all reports, customer responses and follow-up corrective actions relating to Product complaints.	[**]	[**]

22.9	If received, forwards adverse drug experience information as promptly as possible, typically within [**] business days.	[**]	[**]

22.10	Responsible for reporting adverse drug experience information to meet the current requirements for adverse drug experience reporting to the FDA and other applicable regulatory authorities.	[**]	[**]

23.0	Stability Testing

23.1	Hospira shall perform stability testing (as documented in the Development and Supply Agreement). A stability protocol will be established and approved jointly by Durata and Hospira.	[**]	[**]

	A minimum of [**] a year will be placed on stability to support the expiration date of the commercial Product. Additional batches may be placed on stability to support clinical studies or monitor events such as regulatory approved batch adjustments. Updated stability data summaries will be provided to Durata annually or within [**] days of the regulatory approval anniversary date upon written request.	[**]	[**]

23.2	Provide written notification within [**] from recognition of a stability failure event. Investigation and disposition of abnormal stability results will be performed according to applicable out-of-specification SOP’s.	[**]	[**]

	Hospira will provide manufacturing and control records as they relate to the stability failure to Durata upon request.	[**]	[**]

	Responsibility	Hospira	Durata
24.0	Field Alert, Recall & Product Withdrawal

24.1	Immediately notifies Durata of all events that could potentially result in a Field Alert (US NDA), Recall or Product Withdrawal.	[**]	[**]

24.2	Notifies Hospira of any Field Alert, Recall or Product Withdrawal which may be attributable to manufacturing activities performed at Hospira.	[**]	[**]

24.3	Responsible for initiating and managing any Field Alerts, Recalls and/or Product withdrawals and consults with Hospira in advance, as appropriate, provided Durata always maintains the final authority to make the decision.	[**]	[**]

24.4	Notifies appropriate Regulatory Authorities of Field Alert, Recall or Product Withdrawal. Provides Hospira with copies of such notifications.	[**]	[**]

24.5	Investigates the incident in compliance with applicable SOPs (if applicable and upon request).	[**]	[**]

24.6	Reconciles returned Product inventory following Field Alert, BPDR, Recall or Product Withdrawal.	[**]	[**]

24.7	Notifies Hospira of the conclusion of the Recall/recovery when Hospira participates in the investigation.	[**]	[**]

25.0	Returned Goods

	Responsible for all commercial and regulatory activities required for the processing of returned goods. Forward the appropriate information on any returned Product manufactured by Hospira so that such data can be included in the Annual Product Quality Review and the applicable regulatory update where Hospira holds the filing.	[**]	[**]

	If Hospira receives returns, they will be forwarded to Durata.	[**]	[**]

26.0	Records Retention

26.1	Hospira shall retain records pertaining to the manufacture of Product according to a documented record retention program. Records subject to a retention program shall include but are not limited to manufacturing data, incoming, in-process and final test data, stability records, labeling, customer complaints, equipment and process validation, software validation, preventive maintenance, customer, vendor and Regulatory Authority audits. Manufacturing Records, SOPs- Drug Products (Finished Goods) with an expiry of [**] years or less will be retained for a minimum of [**] years. Manufacturing Records, SOPs - Drug Products (Finished Goods) with an expiry of [**] years will be retained for a minimum of [**] years. Records of Hospira regulatory applications that support Product must be retained permanently and shall not be destroyed.	[**]	[**]

	Durata must notify Hospira if a batch is going to be used for a clinical and/or regulatory submission.	[**]	[**]

	Responsibility	Hospira	Durata
27.0	Technical Contact

27.1	Hospira and Durata shall each appoint a “Technical Contact” having primary responsibility for day-to-day interactions. Any change to a Technical Contact will be identified in writing to the other party. Each party will use reasonable efforts to provide the other party with at least [**] days prior written notice of any change in that party’s Technical Contact. All communications between Hospira and Durata regarding the conduct of the activities under the Development Project will be addressed to the Party’s relevant Technical Contact	[**]	[**]

REVISION HISTORY

Revision	Reason for Change
01	First issue

Hospira Worldwide, Inc. 275 North Field Drive Lake Forest, IL 60045	Durata Therapeutics, Inc. 89 Headquarters Plaza north Suite 306 Morristown, NJ 07960

APPENDIX 1: Product List

Product Name Product Type Manufacturing Site	Dalbavancin 50 mL vial, lyophilized McPherson
Stability Storage Site
Stability Testing Site

APPENDIX 2: Contact List (page 1 of 2)

Contacts - Durata

Title	Contact
Name: e-mail: Tel:
Name: e-mail: Tel:
Name: e-mail: Tel:
Name: e-mail: Tel:

APPENDIX 2: Contact List (page 2 of 2}

Contacts - Hospira Worldwide, Inc.

Function	Contact
One2One Global Quality	Name: Title: e-mail: Tel:	Natasha Rivas Quality Manager, One2One Natasha. rivas@hospira.com 224-212-4540
Quality – Site	Name: Title: e-mail: Tel:	Robert Williford Quality Director Robert.williford@hospira.com 620-245-6189
Quality – Site	Name: Title: e-mail: Tel:	Randy Edwards Customer Quality Manager Randv.edwards@hospira.com 620-241-6200 ext. 6367
One2One Analyst – Site	Name: Title: e-mail: Tel:	Jana Durham Analyst Jana.durham@hospira.com 877-802-6402
One2One Global Regulatory Affairs	Name: Title: e-mail: Tel:	Kim Ritenour-Rodgers Senior Specialist Kimberlv.ritenour-rodaers@hospira.com 620-241-6200 ext. 6754
Complaints – Corporate	Name: Title: e-mail:	Gary Pastori Third Party Specialist Svc-3rd_ Party@hospira.com or gary.pastori(5)hospira.com
	Tel:	1-800-441-4100 ext. 25753 or 224-212-5753
Documentation/ Labeling – Corporate	Name: Title: e-mail: Tel:	Lisa Kindwald OCM/TPM Section manager Lisa. kindwald@hospira.com 224-212-2520

EXHIBIT 12.4

Alternative Dispute Resolution

The following Alternative Dispute Resolution (“ADR”) procedures shall govern the proceeding for resolution of Disputes which the parties have been unable to settle through negotiations as set forth in Section 12.4.

1. To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within [**] days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2. Within [**] days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral having requisite legal expertise and credentials (including with respect to the substantive law of the State of Delaware) to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution (“CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a) The CPR shall submit to the parties a list of not less than [**] candidates within [**] days after receipt of the request, along with a Curriculum Vitae for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or Affiliates.

(b) Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(c) Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within [**] days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

(d) If the parties collectively have identified fewer than [**] candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the parties collectively have identified [**] or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than [**] candidates, in which case the procedures set forth in subparagraphs 2(a)-2(d) shall be repeated.

3. Within [**] days of the selection of the neutral, the neutral shall conduct a conference by telephone in order to discuss scheduling, document disclosure and any other relevant issues.

4. No earlier than [**] days or later than [**] days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties. Except as otherwise agreed by the parties or as set forth herein, the ADR proceeding shall be governed in accordance with the CPR Rules for Non-Administered Arbitration of International Disputes (the “CPR Rules”). The ADR proceeding shall take place in New York City, New York, unless another location is agreed upon by the parties.

5. In advance of the ADR hearing, each party shall submit a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed [**] per issue.

6. Except as expressly set forth herein, no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents. The parties agree that disclosure of documents shall be implemented by the neutral consistent with Mode B in Schedule 1 to the CPR Protocol on Disclosure of Documents and Presentation of Witnesses in Commercial Arbitration as then existing or as superseded by a similar rule. The parties agree to meet and confer regarding any document requests and if they cannot reach agreement regarding the scope of disclosure, the requests will be presented to the neutral, who will make a determination regarding the scope of disclosure.

7. The hearing shall be conducted expeditiously over [**] consecutive days. Each party shall be entitled to[**] hours of hearing time which may be allocated for opening statements, the presentation of testimony or other evidence, the cross-examination of witnesses, or closing argument. The neutral may extend the time allotted for the hearing only for good cause or upon agreement of the parties. The parties agree that the presentation of witnesses and testimony shall be implemented by the neutral consistent with Mode B in Schedule 3 to the CPR Protocol on Disclosure of Documents and Presentation of Witnesses in Commercial Arbitration, as then existing or as superseded by a similar rule.

8. The neutral shall rule on each disputed issue within [**] days following completion of the hearing. Such ruling, which shall be in writing, shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other party’s proposed rulings and remedies on other issues. Neither party shall have the right to request reconsideration of the neutral’s ruling.

9. The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a) If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay 100% of such fees and expenses.

(b) If the neutral rules in favor of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. The neutral shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

10. The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable (except for an alleged act of corruption or fraud on the part of the arbitrator), and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

11. Except as provided in paragraph 9 or as required by law, the existence of the Dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

12. The neutral may not award any form of damages or relief prohibited by Section 8.7.

13. The neutral shall have the authority to grant injunctive relief and other specific performance.

14. The neutral shall, in rendering its decision, apply the substantive law of the State of Delaware, without regard to its conflict of laws provisions.

15. The hearings shall be conducted in the English language.